                                                              File Nos. 33-20318
                                                                        811-5485

    As filed with the Securities and Exchange Commission on February 9, 1999
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No. 23                                  [X]
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
     Amendment No. 26

                               ATLAS ASSETS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                794 Davis Street
                         San Leandro, California  94577
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, including Area Code:  (510) 297-7444


                                Larry E. LaCasse
                               Atlas Assets, Inc.
                                794 Davis Street
                          San Leandro, California 94577
                     (Name and Address of Agent for Service)

                                    Copy to:
                                 Michael Glazer
                       Paul, Hastings, Janofsky & Walker LLP
                              555 South Flower Street
                          Los Angeles, California  90071


It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
     -----
            on (date) pursuant to paragraph (b)
     -----
            60 days after filing pursuant to paragraph (a)(1)
     -----
       X    on May 1, 1999 pursuant to paragraph (a)(1)
     -----
            75 days after filing pursuant to paragraph (a)(2)
     -----
            on             pursuant to paragraph (a)(2)
     -----     -----------

--------------------------------------------------------------------------------

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and the Rule 24f-2 Notice for the Registrant's most recent fiscal year will be filed on or about March 31, 1999.

--------------------

ATLAS FUNDS PROSPECTUS
May 1, 1999


STOCK FUNDS

     Balanced

     Emerging Growth

     Global Growth

     Growth and Income

     Strategic Growth

BOND FUNDS

     California Municipal Bond

     National Municipal Bond

     Strategic Income

     U.S. Government and Mortgage Securities

MONEY FUNDS

     California Municipal Money

     National Municipal Money

     U.S. Treasury Money


Not FDIC Insured

[ATLAS FUNDS LOGO]

Atlas Funds, like all mutual funds, are registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the funds. It is against the law for anyone to state otherwise.

TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

STOCK FUNDS
      Balanced Fund
      Emerging Growth Fund
      Global Fund
      Growth and Income Fund
      Strategic Growth Fund

BOND FUNDS
      California Municipal Bond Fund
      National Municipal Bond Fund
      Strategic Income Fund
      U.S. Government and Mortgage Securities Fund

MONEY FUNDS
      California Municipal Money Fund
      National Municipal Money Fund
      U.S. Treasury Money Fund

OTHER INVESTMENT STRATEGIES AND RISKS

FUND MANAGEMENT

ACCOUNT INFORMATION
      Becoming an Atlas Shareholder
      Buying Shares
      Selling Shares
      Other Account Information

FINANCIAL HIGHLIGHTS

APPENDIX:  DESCRIPTION OF RATINGS

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS                      Back Cover

This prospectus contains information that you should know about Class A shares of the Atlas Funds before you invest in them. Please read it carefully and keep it on hand for future reference.

(Pinbug: We want you to know... Atlas Funds are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.)

BALANCED FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The fund seeks long-term growth and high current income. Capital preservation is an additional goal.

STRATEGY:

The fund invests primarily in a diversified portfolio of dividend-paying stocks, U.S. Government and investment grade corporate bonds, and convertible securities. It seeks income that is greater than the average yield of the stocks in the Standard & Poor's 500 Index (S&P 500).

The fund's conservative stock selection strategy focuses on well-known companies with attractive prices and earnings that are expected to be consistent in both strong and weak economies. The fund's value-oriented equity strategy often results in an overweighting of utility, energy, and financial stocks, compared to the S&P 500. The fund does not invest in companies that manufacture tobacco products.

Fund managers adjust the mix of stocks, bonds, convertibles, and cash to take advantage of "up markets" and conserve capital in "down markets," while maintaining a stream of income. At least 25% of the assets will be invested in bonds at all times.

RISKS:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

Because the fund also invests in bonds, the value of your shares may fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Bond investments in the portfolio will behave largely the same way.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund's income varies, as does the dividend paid to investors.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

BALANCED FUND



PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -       -         -         -         -     (1.9)%     26.8%     15.8%     22.7%      8.6%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q3 '97                      8.13%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q3 '98                     (4.51)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98


                                                             INCEPTION
                        1 YEAR             5 YEARS            (9/30/93)

FUND                     8.63%              13.93%              13.09%
S & P 500 INDEX          XX.X%               XX.X%               XX.X%
LEHMAN BROTHERS
AGGREGATE BOND INDEX     XX.X%               XX.X%               XX.X%


----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  9/30/93
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.

--------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
--------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none


--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
--------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %

EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.


--------------------------------------------------------------------------------
1 YEAR      3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
$           $          $           $

EMERGING GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The fund seeks long-term growth exclusively, with no intent to provide current income.


STRATEGY:

The fund invests primarily in the stocks of small, growth-oriented U.S. companies with a total stock market value (market capitalization) of less than $1 billion. It focuses on "emerging growth" companies that are considered to be beyond their start-up periods, but are not yet established or mature. The fund does not invest in companies that manufacture tobacco products.

Fund managers look for companies that are developing new products or entering new markets. They seek companies with favorable prospects for increasing demand and leadership potential in their market sectors. They favor businesses that offer earnings growth that is sustainable and internally generated, rather than by acquisition.

The fund invests in companies that frequently retain a large part of their earnings for research, development and investment in capital assets, rather than paying out dividends.

RISKS:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, or individual companies. Since the fund's price will vary, you could lose money on your investment.

Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

EMERGING GROWTH FUND



PAST PERFORMANCE


-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -       -         -         -         -         -         -         -         -       5.8%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q4 '98                      14.11%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q3 '98                     (14.60)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                   INCEPTION
                                  1 YEAR            (4/30/97)

FUND                               5.77%              20.99%
RUSSELL 2000 INDEX                 XX.X%               XX.X%

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  4/30/97
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.

----------------------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
----------------------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none


----------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
----------------------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %

EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.


----------------------------------------------------------------------------------------------
1 YEAR      3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------
$           $          $           $

GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY:

The fund invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often they are developing new products or expanding into new markets. The fund does not invest in companies that manufacture tobacco products.

Fund managers usually invest a substantial portion of the assets in the United States and developed markets in western Europe, particularly the United Kingdom, France, and Germany.

The fund uses a "global theme" approach to selecting investments. Currently, fund managers believe the following key trends offer the most promise for long-term growth:

     -  telecommunications expansion
     -  emerging consumer markets
     -  infrastructure development
     -  natural resource development
     -  corporate restructuring
     -  capital market development
     -  health care expansion
     -  global integration

RISKS:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

GLOBAL GROWTH FUND



PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -       -         -         -         -         -         -         -      24.4%     16.2%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q4 '98                      23.39%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q3 '98                     (17.93)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                   INCEPTION
                                  1 YEAR            (4/30/96)

FUND                              16.19%              19.30%
MORGAN STANLEY CAPITAL
INTERNATIONAL WORLD INDEX          XX.X%               XX.X%


----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception: 4/30/96
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.

----------------------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
----------------------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none


----------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
----------------------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %

EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.


----------------------------------------------------------------------------------------------
1 YEAR      3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------
$           $          $           $

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The fund seeks long-term growth and some current income.

STRATEGY:

The fund invests primarily in stocks, with at least 65% of assets in growth-oriented and dividend-paying securities of large, well-known U.S. companies. Unlike many funds that follow a single investment style, the fund selects a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices. The fund does not invest in companies that manufacture tobacco products.

The fund also invests in convertible securities for current income and some protection against fluctuating stock prices. In addition, it may purchase government and corporate bonds. Current income paid by the fund is expected to be modest, usually below the average yield of the Standard & Poor's 500 Index.

RISKS:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

The fund also invests in securities that fluctuate along with interest rates. When interest rates rise, bonds prices usually decline. Convertible bond prices are likely to decline as well, but to a lesser degree. When rates fall, prices generally increase. Interest-sensitive securities in the portfolio will behave largely the same way.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

The fund's income varies, as does the dividend paid to investors.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

GROWTH AND INCOME FUND



PAST PERFORMANCE

----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -       -      38.2%      1.4%     10.4%    (1.2)%     33.1%     20.2%     26.3%     25.8%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q4 '98                      20.37%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q3 '98                     (9.50)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                             INCEPTION
                        1 YEAR             5 YEARS            (12/5/90)

FUND                     25.83%              20.19%              18.39%
S & P 500 INDEX           XX.X%               XX.X%               XX.X%*

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  12/5/90
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.

----------------------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
----------------------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none


----------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
----------------------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL  OPERATING EXPENSES                                 0.xx %

EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.


----------------------------------------------------------------------------------------------
1 YEAR      3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------
$           $          $           $

STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY:

The fund invests primarily in stocks, with at least 65% of assets in equities of medium to large, growth-oriented U.S. companies. The fund's managers seek companies they believe have above-average appreciation potential.

The fund's stock selection strategy focuses on businesses that appear to have a combination of superior earnings prospects and reasonable stock prices. Fund managers look for companies with favorable earnings momentum and those that have reported financial results that are above expectations. They conduct a rigorous valuation analysis and select only those businesses that exhibit strong fundamentals. The fund does not invest in companies that manufacture tobacco products.

The fund is moderately aggressive and does not normally use income-oriented investments for protection against market volatility. It may, however, maintain an above-average cash position in periods of market uncertainty. Fund managers attempt to reduce exposure to market risk by limiting the amount invested in any one company or industry.


RISKS:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the general economy, the stock market, and individual companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

STRATEGIC GROWTH FUND



PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -       -         -         -         -     (0.3)%     29.1%     23.7%     26.9%     11.2%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q4 '98                      16.49%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q3 '98                     (16.16)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                             INCEPTION
                        1 YEAR             5 YEARS            (9/30/93)

FUND                    11.22%              17.58%              17.10%
S & P 500 INDEX          XX.X%               XX.X%               XX.X%

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  9/30/93
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.

----------------------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
----------------------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none


----------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
----------------------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %

EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.


----------------------------------------------------------------------------------------------
1 YEAR      3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------
$           $          $           $

CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The fund seeks high current income which is exempt from federal and California income tax. Capital preservation is an additional goal.

STRATEGY:

The fund invests primarily in intermediate and long-term California municipal bonds, with at least 80% of assets in these instruments at all times. It invests exclusively in investment grade securities, rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS:

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. Changes in California's economy or legal and regulatory environment may affect the ability of bond issuers to pay interest and principal on their debt. As a result, the share price may fluctuate more than funds that invest in municipal bonds from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

CALIFORNIA MUNICIPAL BOND FUND



PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -       -      11.0%      7.9%     13.5%    (5.8)%     14.8%      3.9%      8.0%      5.9%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q4 '90                       6.82%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q1 '94                      (5.22)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                                       INCEPTION
                                   1 YEAR             5 YEARS           (1/24/90)

FUND                                5.94%               5.13%               7.66%
LEHMAN BROTHERS
MUNICIPAL BOND INDEX                XX.X%               XX.X%               XX.X%*

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  1/24/90
Box:  Call 1-800-933-ATLAS for current performance.


Expenses:

These are the fees and expenses you may pay as a fund investor.

----------------------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
----------------------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none


----------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
----------------------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %

EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each. Your actual costs may be higher or lower.


----------------------------------------------------------------------------------------------
1 YEAR      3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------
$           $          $           $

ATLAS NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE:

The fund seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.

STRATEGY:

The fund invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times. It invests exclusively in investment grade securities, rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS:

The fund's income varies, as does the dividend paid to shareholders.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. Over the long-term, share price is expected to fluctuate less than funds that invest in municipal securities from a single state.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

NATIONAL MUNICIPAL BOND FUND




PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95       '96       '97       '98

 -       -      13.2%      9.0%     13.4%    (5.4)%     14.8%      3.6%      8.6%      5.7%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q4 '90                       6.34%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q1 '94                      (5.45)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                                       INCEPTION
                                  1 YEAR             5 YEARS            (1/26/90)

FUND                                5.70%               5.23%               7.81%
LEHMAN BROTHERS
MUNICIPAL BOND INDEX                XX.X%               XX.X%               XX.X%*

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  1/26/90
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.
--------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
--------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
--------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %

EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
$               $                $                $

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The fund seeks high current income.  Capital preservation is an additional goal.

STRATEGY:

The fund looks for income opportunities among three broad sectors of the bond market:

     -  U.S. Government securities
     -  Foreign fixed income debt
     -  High-yield, lower-rated debt of U.S. companies ("junk bonds")

The fund seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified. The fund does not invest in securities of companies that manufacture tobacco products.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They may purchase issues of any maturity, based on the outlook for interest rates. The fund's duration, a measure of sensitivity to interest rates, generally ranges between three and eight years.

RISKS:

The fund's income varies, as does the dividend paid to shareholders.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment.
There are special risks associated with this fund, which may expose investors to greater risk of loss.

- Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market. Bonds issued abroad may be denominated in foreign currencies, which can fluctuate against the U.S. dollar.

- There is no restriction on investments in junk bonds, which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

STRATEGIC INCOME FUND




PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -       -         -         -         -         -         -         -       9.6%      4.0%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q4 '96                       4.44%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q3 '98                      (1.28)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                   INCEPTION
                                  1 YEAR            (5/20/96)

FUND                                4.03%               8.60%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX                XX.X%               XX.X%*

SALOMAN BROTHERS WORLD
GOVERNMENT BOND INDEX               XX.X%               XX.X%*
----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  5/20/96
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.  Atlas Advisers guarantees net operating expenses through xx/xx/xx.
--------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
--------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
--------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %
     Expense reduction                                           0.xx %
                                                                 ------
NET EXPENSES                                                     0.xx %


EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
$               $                $                $

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The fund seeks high current income.  Capital preservation is an additional goal.

STRATEGY:

The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA), issued by:

     -  Government National Mortgage Association ("GNMA")
     -  Federal National Mortgage Association ("FNMA")
     -  Federal Home Loan Mortgage Corporation ("FHLMC")

The fund may purchase bonds of any maturity, based on the outlook for interest rates. The fund's duration, a measure of sensitivity to interest rates, generally ranges between three and eight years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

RISKS:

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. The fund invests in mortgage-backed securities, which are less sensitive to interest rate changes than other bonds with the same average maturity.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that invest in short-term bonds.

Mortgage-backed securities are subject to prepayments of principal, because the underlying mortgages may be paid off earlier than expected. The yield may be adversely impacted if the fund has to reinvest at lower rates than the original investments.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

US GOVERNMENT AND MORTGAGE SECURITIES FUND




PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -      -       15.5%      7.9%      7.5%    (3.3)%     15.5%      4.5%      8.3%      6.1%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              Q1 '95                       5.00%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             Q1 '94                      (3.33)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                                       INCEPTION
                                  1 YEAR             5 YEARS            (1/19/90)

FUND                                6.06%               6.03%              7.94%

LEHMAN BROTHERS
U.S. MORTGAGE-BACKED
SECURITIES INDEX                    X.XX%               X.XX%               X.XX%*
----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for current performance
----------------------------------------------------------------------------------------------

Inception:  1/19/90
Box:  Call 1-800-933-ATLAS for current performance.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.
--------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
--------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
--------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %
     Expense reduction                                           0.xx %
                                                                 ------
NET EXPENSES                                                     0.xx %


EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
$               $                $                $

CALIFORNIA MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The fund seeks high current income which is exempt from federal and California income tax. Liquidity and stability of principal are additional goals.

STRATEGY:

The fund invests in short-term California municipal securities, with at least 80% of assets in these instruments at all times. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

RISKS:

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

Changes in California's economy may affect the ability of issuers to pay interest and principal on their debt. As a result, the concentration of investments in California may involve more risk than funds that invest in municipal securities from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax.


PERFORMANCE INFORMATION:

Total returns have varied from year-to-year. Past performance is no guarantee of future results.

CALIFORNIA MUNICIPAL MONEY FUND




PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -      -         X.X%      X.X%      X.X%      X.X%      X.X%      X.X%      X.X%      X.X%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              QX 'XX                       X.XX%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             QX 'XX                       X.XX%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                                       INCEPTION
                                  1 YEAR             5 YEARS            (1/10/90)

FUND                                XX.X%               XX.X%              XX.X%

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for the current 7-day yield
----------------------------------------------------------------------------------------------

Inception:  1/10/90
Box:  Call 1-800-933-ATLAS for the current 7-day yield.

EXPENSES:

These are the fees and expenses you may pay as a fund investor. Atlas Advisers guarantees net operating expenses through xx/xx/xx.
--------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
--------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
--------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %
     Expense reduction                                           0.xx %
                                                                 ------
NET OPERATING EXPENSES                                           0.xx %


EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
$               $                $                $

NATIONAL MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The fund seeks high current income which is exempt from federal income tax. Liquidity and stability of principal are additional goals.

STRATEGY:

The fund invests in short-term municipal securities, with at least 80% of assets in these instruments at all times. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months. The portfolio is diversified, since it invests in municipal securities from many different states.

RISKS:

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

Some income from the fund may be taxable or subject to the alternative minimum tax.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

NATIONAL MUNICIPAL MONEY FUND




PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -      -        X.X%      X.X%      X.X%      X.X%      X.X%      X.X%      X.X%      X.X%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              QX 'XX                       X.XX%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             QX 'XX                       X.XX%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                                       INCEPTION
                                  1 YEAR             5 YEARS            (1/10/90)

FUND                                XX.X%              XX.X%               XX.X%

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for the current 7-day yield
----------------------------------------------------------------------------------------------

Inception: 1/10/90
Box:  Call 1-800-933-ATLAS for the current 7-day yield.

EXPENSES:

These are the fees and expenses you may pay as a fund investor. Atlas Advisers guarantees net operating expenses through xx/xx/xx.
--------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
--------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
--------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %
     Expense reduction                                           0.xx %
                                                                 ------
NET OPERATING EXPENSES                                           0.xx %


EXPENSE EXAMPLE: Designed to help you compare expenses, this example use the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
$               $                $                $

U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The fund seeks high current income which is exempt from state income tax. Maximum safety, liquidity, and stability of principal are additional goals.

STRATEGY:

The fund invests exclusively in short-term Treasury securities that are of the highest possible quality, since they are guaranteed by the full faith and credit of the U.S. Government for the timely payment of principal and interest.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

RISKS:

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 share price, it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

Total return has varied from year-to-year. Past performance is no guarantee of future results.

U.S. TREASURY MONEY FUND




PAST PERFORMANCE

-----------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


'89    '90       '91       '92       '93       '94       '95      '96        '97       '98

 -      -        X.X%      X.X%      X.X%      X.X%      X.X%      X.X%      X.X%      X.X%

-----------------------------------------------------------------------------------------------
BEST QUARTER:              QX 'XX                       X.XX%
-----------------------------------------------------------------------------------------------
WORST QUARTER:             QX 'XX                      (X.XX)%
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/98

                                                                       INCEPTION
                                  1 YEAR             5 YEARS             (5/1/92)

FUND                               XX.X%               XX.X%               XX.X%

----------------------------------------------------------------------------------------------
* CALL 1-800-933-ATLAS for the current 7-day yield
----------------------------------------------------------------------------------------------

Inception:  5/1/92
Box:  Call 1-800-933-ATLAS for the current 7-day yield.

EXPENSES:

These are the fees and expenses you may pay as a fund investor.  Atlas Advisers guarantees net operating expenses through xx/xx/xx.
--------------------------------------------------------------------------------
TRANSACTION FEES (paid from your investment)
--------------------------------------------------------------------------------
     Maximum sales charge on purchases                           none
     Maximum deferred sales charge                               none
     Redemption fee                                              none
     Exchange fee                                                none

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (deducted from fund assets)
--------------------------------------------------------------------------------
     Management fee                                              0.xx %
     Distribution (12b-1) fee                                    0.xx %
     Other expenses                                              0.xx %
                                                                 ------
TOTAL ANNUAL OPERATING EXPENSES                                  0.xx %
     Expense reduction                                           0.xx %
                                                                 ------
NET OPERATING EXPENSES                                           0.xx %


EXPENSE EXAMPLE: Designed to help you compare expenses, this example uses the same assumptions that all funds use in their prospectuses: a $10,000 investment and 5% return each year. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
$               $                $                $

--------------------------------------------------------------------------------

OTHER INVESTMENT STRATEGIES AND RISKS


     MORTGAGE-BACKED SECURITIES: The U.S. Government and Mortgage Securities Fund invests primarily in mortgage-backed securities, which are secured by a pool of mortgage loans. To a lesser degree, the Strategic Income Fund also invests in mortgage-backed securities.

     Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the property securing the mortgages is refinanced, sold, or foreclosed.

     In seeking higher returns, the funds may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers.

     Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates and are structured to direct payments of interest and principal to different series or classes of the obligations.

     To reduce risk, the funds generally invests in collateralized mortgage obligations issued by U.S. Government agencies, such as FHLMC, and backed by U.S. Government or government agency mortgage securities.

     OPTIONS AND FUTURES: All the stock and bond funds may buy and sell options, future contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for purchase or sale of actual securities. The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax consideration, and there can be no assurance that they will succeed.

     Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

     OTHER DERIVATIVE INVESTMENTS: The Strategic Income Fund and the Emerging Growth Fund can invest in several other types of derivatives. Some are used for hedging purposes, and others offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.

     Use of derivatives may cause a fund to realize less income than expected and to lose money. One risk is that the company issuing the derivative may not pay the amount due upon maturity. A second is that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

     JUNK BONDS: The Strategic Income Fund may invest in junk bonds, which are below investment grade and may have higher yields than investment grade issues. These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by Standard and Poor's. They may be rated as low as C or D and may be in default at the time of purchase.

     Junk bonds are riskier than investment grade bonds. There is a greater possibility that earnings may not be sufficient to make timely interest payments, and there is increased potential for insolvency. There may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. The fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

     DEFENSIVE INVESTMENTS: At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. All of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments as a temporary defensive strategy.

     PORTFOLIO TURNOVER: All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.

     Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. The Atlas Strategic Income Fund usually has a higher annual turnover rate because of fund managers' investment styles. The portfolio turnover rate for each of the stock funds varies widely from year to year, and may exceed 100% in some years. (See "Financial Highlights" for each fund's historical portfolio turnover.)

     YEAR 2000 AND THE ATLAS FUNDS: Like other funds and business organizations, the funds could be adversely affected if computer systems used by their service providers are unable to process date-related information for the year 2000 and after. The funds have been assured that their key service providers are taking steps to address this issue and that their systems will be adapted in time to avoid serious problems. Although there are no guarantees, Atlas does not anticipate that Year 2000 will have a material affect on its ability to continue to provide the funds with service at current levels.

      The companies in which the funds invest also may be adversely impacted by Year 2000 issues. If so, the value of the funds' investments may be affected.

FUND MANAGEMENT


THE ADVISER AND PORTFOLIO MANAGERS

     Atlas Advisers, Inc., 794 Davis Street, San Leandro California 94577, is responsible for providing or overseeing all services needed for the Atlas Funds to operate, including portfolio management, transfer agent, and custodial and accounting services. It has retained investment professionals with substantial experience in managing investments.

     Atlas Advisers provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money Fund. It supervises provision of similar services to the municipal funds by Boston Safe Advisors, Inc. located at One Boston Place, Boston, Massachusetts 02108, and to the stock funds and the Strategic Income Fund by OppenheimerFunds, Inc. located at Two World Trade Center, New York, New York 10048.

     Roberta A. Conger, Group Senior Vice President and Treasurer for World Savings, and Tim Stare, Vice President of World Savings, are portfolio managers for the Atlas U.S. Government and Mortgage Securities Fund and the Treasury Money Fund. During the past five years, Ms. Conger and Mr. Stare have been involved in managing a portfolio of over $2 billion in mortgage-backed and mortgage related securities, money market instruments, bonds, and other debt obligations for World Savings and Golden West Financial.

     John F. Flahive, a Vice President with Boston Safe, has been portfolio manager for the municipal funds since November 1, 1994. Before joining Mellon in October, 1994, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately 8 years.

     John P. Doney, Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the Balanced Fund, since the fund began operations on October 1, 1993. During the past five years, Mr. Doney has served as an officer and portfolio manager of various funds managed by OppenheimerFunds.

     The Portfolio Managers of the Growth and Income Fund are Bruce Bartlett and John P. Doney. Mr. Bartlett, a Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the fund since July 5, 1995. Mr. Doney joined Mr. Bartlett on July 28, 1997. Previously, Mr. Bartlett was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Messrs. Bartlett and Doney are assisted by Associate Portfolio Manager James F. Turner, who is an Assistant Vice President of OppenheimerFunds, Inc. During the past five years, Mr. Turner has been a securities analyst with First American Investment Corp. and OppenheimerFunds, Inc.

     Robert C. Doll, Jr., Executive Vice President, Director of Equity Investments, and Portfolio Manager of OppenheimerFunds, has been responsible for managing the Strategic Growth Fund since inception on October 1, 1993. During the past five years, Mr. Doll has served as an officer and portfolio manager of various funds managed by the company. Other members of the OppenheimerFunds Equity Department, including Jane Putnam, provide Mr. Doll with support. Ms. Putnam, a Vice President with OppenheimerFunds, Inc. since October, 1995, was previously a portfolio manager and equity research analyst for Chemical Bank.

     William L. Wilby has been responsible for managing the Global Growth Fund since inception on April 15, 1996. During the past five years, Mr. Wilby, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager for various funds managed by the company. Previously, he was an international investment strategist at Brown Brothers, Harriman & Co.

     Jay W. Tracey, III, Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the Emerging Growth Fund since inception on April 30, 1997. During the past five years, Mr. Tracey has served as an officer and portfolio manager for other funds managed by OppenheimerFunds. Earlier, he served as a managing director of Buckingham Capital Management. Mr. Tracy is assisted by Associate Portfolio Manager Susan Switzer, who is an Assistant Vice President of OppenheimerFunds. Before joining OppenheimerFunds in August 1997, Ms. Switzer was an Associate Portfolio Manager with Neuberger and Berman, Inc. and with Mitchell Hutchins Asset Management, Inc.

     Arthur P. Steinmetz and David P. Negri have been responsible for managing of the Strategic Income Fund since inception on May 20, 1996. During the past five years, Mr. Steinmetz, a Senior Vice President and Portfolio Manager of OppenheimerFunds, and Mr. Negri, a Vice President and Portfolio Manager, have each served as officers and portfolio managers of various funds managed by the company.

     Each fund pays Atlas Advisers a management fee for investment management services. Atlas Advisers, in turn, pays a subadviser for its portfolio management services. The management fee is an annual rate, equal to a percentage of each fund's average net assets and paid monthly as follows:

ANNUAL MANAGEMENT FEES

                                                                ANNUAL RATE FOR
                                                                  FISCAL YEAR
                                                                 ENDED 12/31/98
 FUNDS
--------------------------------------------------------------------------------
 STOCK FUNDS                                                          xx%
    Balanced                                                          xx%
    Emerging Growth                                                   xx%
    Global Growth                                                     xx%
    Growth and Income                                                 xx%
    Strategic Growth                                                  xx%

 BOND FUNDS
    California Municipal Bond                                         xx%
    National Municipal Bond                                           xx%
    Strategic Income                                                  xx%
    U.S. Government and Mortgage Securities                           xx%

 MONEY FUNDS
    California Municipal Money                                        xx%
    National Municipal Money                                          xx%
    U.S. Treasury Money                                               xx%

ITEM 8



THE DISTRIBUTOR AND THE DISTRIBUTION PLAN

     Atlas Funds are distributed by Atlas Securities, Inc. Shares are offered at net asset value with no sales load. From time to time, Atlas Securities may offer merchandise, monetary bonuses, or other incentives for purchasing shares of one or more of the funds. Incentives may be offered to selected groups of shareholders, such as first time buyers or existing account holders.

     The funds have adopted a distribution plan under Rule 12b-1 to reimburse the distributor for costs for advertising, marketing, and shareholder servicing. Reimbursements are made on a quarterly basis up to a maximum of .25% of a fund's average daily net assets. These fees increase the cost of your investment and, over time, may cost you more than paying other types of sales charges, because they are taken out of fund assets on an on-going basis. A fund will not make reimbursements for expenses incurred by another fund

     Shares are currently offered only through Atlas Securities. Atlas Securities may make payments up to a maximum of .25% per year for distribution services to other securities dealers, if they are used in the future.

BECOMING AN ATLAS SHAREHOLDER
--------------------------------------------------------------------------------

HOW TO CONTACT US

          Phone:    1-800-933-ATLAS (1-800-933-2852).
          Address:  Atlas Securities
                    794 Davis Street
                    San Leandro, California 94577

TO BUY OR SELL SHARES:

New account applications, checks, and instructions may be sent directly to Atlas at the following addresses:


            BY REGULAR MAIL:
                           Atlas Funds
                           P.O. Box 419056
                           Kansas City, MO 64141-6056

            BY SPECIAL DELIVERY:
                           Atlas Funds
                           c/o NFDS
                           330 West 9th Street
                           Kansas City, MO 64105-1807

OPENING AN ACCOUNT

-    You pay no sales charges to invest in any Atlas Fund.

-    Complete the new account application that accompanies this prospectus.

- Determine how much you want to invest. The minimum initial and additional investments for each fund are as follows:

- Traditional, Roth, and Educational Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs) are available. Call us at 1-800-933-2852 and we will provide you with information about account agreements, applications, and annual fees.


 Minimums for Each Fund                      Initial             Additional
                                            Investment          Investments
--------------------------------------------------------------------------------
 Non-Retirement Accounts                      $2,500                $250
--------------------------------------------------------------------------------
 Wire Purchases                               $2,500               $1,000
--------------------------------------------------------------------------------
 Exchanges                                    $2,500                $250
--------------------------------------------------------------------------------
 IRA and  SEP Accounts                         $250                 $250
--------------------------------------------------------------------------------
 Custodial Accounts for                        $250                 $250
      Minors
--------------------------------------------------------------------------------
 Employee Accounts                             $250                 $50
--------------------------------------------------------------------------------

-    See the following pages for more information on how to buy and sell shares.

BUYING SHARES
--------------------------------------------------------------------------------
MAKING THE FIRST PURCHASE

     -    BY CHECK:

            - Make out a check for the investment amount, payable to "Atlas Funds."

            - Deliver your check and completed application to your World branch. Your check and application will be forwarded to the our shareholder services agent in Kansas City to be processed, usually within three business days. There may be a charge for checks that do not clear.

            - If you prefer, mail your check and application to "Atlas Funds" at one of the addresses below.

     -    BY WIRE:

            - Deliver your completed application to your World branch, or mail it to "Atlas Funds" at one of the addresses below.

            -  Call us at 1-800-933-2852 to obtain an account number.

            -  Instruct your bank to wire the amount of your investment to:

                    Investor's Bank & Trust Company
                    ABA #011001438
                    Account #188888888
                    Fund Name:
                    Customer Name:
                    Fund Account #:

               Your bank may charge a wire transfer fee.

            - If you elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you may wire funds with one call to 1-800-933-2852. There is no wire transfer fee from World.

     -    BY EXCHANGE:

            - Call us at 1-800-933-2852 to request an exchange into a new fund. You may also mail your request to the address below. Be sure all account owners have signed the request.

            - An exchange is considered a sale and may result in a gain or loss for tax purposes.

ADDING TO AN ACCOUNT

     -    BY CHECK:

            -  Make out a check for the investment amount payable to "Atlas
               Funds."

            - Fill out the investment slip at the bottom of your account statement. If no slip is available, include a note telling us the fund name, your account number, and the name(s) in which the account is registered.

            - Deliver your check and investment slip to your World branch. Your check and application will be forwarded to our shareholder services agent in Kansas City to be processed, usually within three business days. There may be a charge for checks that do not clear.

     -    BY WIRE:

            -  Instruct your bank to wire the amount of your investment to:

                    Investor's Bank & Trust Company
                    ABA #011001438
                    Account #188888888
                    Fund Name:
                    Customer Name:
                    Fund Account #:

               Your bank may charge a wire transfer fee.

            - If you elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you may wire funds with one call to 1-800-933-2852. There is no wire transfer fee from World.

     -    BY EXCHANGE:

            - Call us at 1-800-933-2852 to request an exchange into an existing account. You may also mail your request to the address below.
               Be sure all account owners have signed the request.

            - Both fund accounts must be registered in the same name(s) and have the same taxpayer identification number.

            - An exchange is considered a sale and may result in a gain or loss for tax purposes.


(Repeat mail addresses at bottom of page)
--------------------------------------------------------------------------------

SELLING SHARES
--------------------------------------------------------------------------------

You may sell some or all of your fund shares on any day that the New York Stock Exchange is open. All sell orders received by the close of trading on the New York Stock Exchange (normally 4:00 PM Eastern time, or 1:00 PM Pacific time) will be executed at that day's closing price. Unless you request wire payment, the proceeds will be mailed to you, normally within three business days of receiving your order.

     -    BY PHONE:

            - You may sell shares by phone, as long as the telephone redemption option was not declined on your account application. You can sell $1,000 or more in shares by calling us at 1-800-933-2852. There is no charge for this service.

            - If you have had an address change within the last four months, your request must be submitted in writing with a signature guarantee.

     -    BY MAIL:

            - Send us a letter including your name, account number, the fund you would like to sell, and the dollar amount or number of shares you want to redeem. The letter should be signed by all account owners exactly as their names appear on the account.

            - You must obtain a signature guarantee if any of the following apply.

                 -  You are selling $25,000 or more worth of shares
                 -  Your address has been changed within the last four months
                 - You want the proceeds to go to someone other than the account owner(s) or to an address other than the one on the account.
                 - You want the proceeds wired to a bank account other than the one pre-designated on your account.

            - A signature guarantee helps protect against fraud. You can obtain one from most banks, savings associations or securities dealers, but not from a notary public.

     -    BY WIRE:

            - If you elected the expedited payment option, proceeds from the sale can be wired to your bank account. There is a $10 wire charge, which will be deducted from the proceeds. Your bank may also charge a wire transfer fee.

     -    BY CHECK:

            - Checkwriting is available for Atlas bond and money funds, except for bond fund shareholders who are subject to back-up withholding for federal income taxes

            - If you have checkwriting privileges, you may write a check for $500 or more to redeem shares, but not to close your account.

            - You should not write a check on a bond fund for an amount close to the total value, since the account value can vary.

            - You may not write a check to redeem shares that were purchased by check within the previous 15 days.

(Repeat mail addresses at bottom of page)


OTHER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

AUTOMATIC TRANSACTIONS

     -    PURCHASES:

            - After you have made your initial investment, you may set up an automatic purchase plan by indicating on your application how much and how often you want to invest. The minimum automatic investment is $250. There is no charge for this service.

-  EXCHANGES:

            - You can automatically exchange $250 or more from one Atlas Fund to another. Just indicate on your application how much and how often you want to invest. There is no charge for this service.

            - Both fund accounts must be registered in the same name(s) and have the same taxpayer identification number.

            - Exchanges will be made on the 15th of each month you choose. If the 15th falls on a weekend or holiday, exchanges will be made on the next business day.

     -    REDEMPTIONS:

            - If your account balance is $10,000 or more, you may set up an automatic redemption plan by indicating on your new account application how much and how often you want redeem. You may sell fixed amounts of $100 or more at monthly, quarterly, or yearly intervals. There is no charge for this service.

            - Automatic redemptions will be made on the 20th of each month you choose. If the 20th falls on a weekend or holiday, redemptions will be made on the previous day.

HOW FUND SHARES ARE PRICED

A fund's net asset value (NAV) is the price at which you will buy or sell shares. The net asset value is calculated by dividing a fund's total asset value by the number of outstanding shares. The NAV is determined at the close of regular trading on the New York Stock Exchange each day the exchange is open.

All purchases, redemptions, and exchanges will be processed at the NAV next calculated after your order is received and accepted by the shareholder services agent in Kansas City. All orders received by the close of trading on the NYSE (normally 4:00 p.m. Eastern time; 1:00 p.m. Pacific time) will be executed at that day's closing price.


TAXES

IRS rules require the funds to distribute net investment income and any capital gains to shareholders. Capital gains may be taxable at different rates depending upon the length of time the assets were held. Capital gains, if any, will be distributed at least once a year and may be distributed more often.

Dividends and distributions may be taxable, whether received in cash or reinvested. An exchange of shares for shares of another fund is considered a sale and may result in a gain or loss for tax purposes.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are paid to all shareholders who maintain accounts on a fund's "record date." If you would like to receive distributions in cash, indicate that choice on your account application. Otherwise, distributions will be reinvested in additional shares.

If you own more than one Atlas Fund, your distributions from one fund may be used to purchase shares in another. You may not direct distributions between an IRA and a non-IRA account.

Bond fund and money fund dividends will begin on the next business day after shares are posted to your account and will continue through the day shares are redeemed.

If you buy shares just before a capital gain distribution, you will pay the full price and then receive back a portion of your investment in the form of a taxable distribution.

You will be notified in January each year about the tax status of distributions made by the funds. Because everyone's tax situation is unique, always consult your tax adviser about federal, state and local tax consequences.


 ATLAS FUND                 INCOME DIVIDENDS          CAPITAL GAIN
                                                      DISTRIBUTIONS
--------------------------------------------------------------------------------
 Balanced                   -  Declared quarterly     -  Declared and paid at
 Growth and Income          -  Paid at the end of        the end of the fourth
                               each quarter              quarter
--------------------------------------------------------------------------------
 Strategic Growth           -  Usually none           -  Declared and paid at
 Global Growth              -  If earned, paid at the    the end of the fourth
 Emerging Growth               end of the fourth         quarter
                               quarter
--------------------------------------------------------------------------------
 Bond and Money Funds       -  Declared daily         -  Declared and paid at
                            -  Paid at the end of        the end of the fourth
                               each month                quarter
--------------------------------------------------------------------------------

OTHER POLICIES

- MINIMUM BALANCE: If your account balance falls below $1,250, we may close your account and mail the proceeds to you. We will give you 60 days' written notice and the opportunity to make an additional investment to satisfy the $2,500 minimum balance requirement.

- EXCHANGES: To protect performance and control costs, a fund may modify, suspend, or discontinue the exchange feature or a shareholder's use of it at any time.

- REDEMPTIONS: In accordance with the rules of the Securities and Exchange Commission, we reserve the right to suspend redemptions under extraordinary circumstances. Redemption processing or payment may be postponed up to seven days if making immediate payment could adversely affect a fund. Shares paid for by check cannot be redeemed until the check has cleared, normally not more than 15 days.

- GENERAL INFORMATION ABOUT SERVICE FEATURES: To protect performance and control costs, a fund may modify, suspend or discontinue services, charges, or terms and conditions at any time. The use of any feature may be denied to any shareholder who uses it to the detriment of the fund or other shareholders. If we modify or discontinue a service affecting all shareholders, we will provide 30 days' prior written notice.

- You may add, change or discontinue any service, by sending us your request in writing. If it has been more than 30 days since you established the service, we require a signature guarantee with your request.

-    TELEPHONE TRANSACTIONS:   Atlas Funds will not be liable for any losses
     that result from telephone instructions, if they reasonably appear to be genuine. Shareholders who elect the following services bear the risk of loss for unauthorized transactions: telephone or automatic transactions, checkwriting, requests to allow transactions authorized by less than all registered owners, or transactions processed without signature guarantees.

     For your protection, we reserve the right to record all calls. We may employ additional precautions prior to acting on telephone instructions, such as requiring you to provide a form of personal identification. If we do not follow reasonable procedures, we may be liable for losses caused by unauthorized or fraudulent instructions.

     Abnormal market conditions may cause heavy call volume and make it difficult for you to make a telephone transaction. If this happens, please consider mailing your transaction request, or sending it by overnight delivery.
--------------------------------------------------------------------------------

KEEPING YOU INFORMED

During the year, Atlas will send you the following communications:

- CONFIRMATION STATEMENTS: Mailed after every dividend and each transaction (except checkwriting).

- ANNUAL AND SEMIANNUAL REPORTS: Mailed approximately 60 days after June 30 and December 31.

-    1099 TAX FORM:  If applicable, mailed by January 31 each year.

-    ANNUAL PROSPECTUS:  Mailed to shareholders in May of each year.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



This section provides further details about the funds' financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The funds' independent accountants, Deloitte & Touche LLP, audited these figures. Their full report is included in the funds' annual report (see back cover).

FINANCIAL HIGHLIGHTS





MONEY FUNDS

                                                                  U.S Treasury Money Fund

                                                        1998(1)   1997(1)   1996(1)   1995(1)   1994(1)
--------------------------------------------------------------------------------------------------------

Net Asset value, beginning of period . . . . . .         $1.00     $1.00     $1.00     $1.00     $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .         0.000     0.046     0.046     0.050     0.036
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .         0.000     0.000     0.000     0.000     0.000
  Total from investment operations . . . . . . .         0.000     0.046     0.046     0.050     0.036

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         0.000    (0.046)   (0.046)   (0.050)   (0.036)
  Distributions (from realized capital gains). .         0.000     0.000     0.000     0.000     0.000
  Distributions (in excess of capital gains) . .         0.000     0.000     0.000     0.000     0.000

  Total distributions. . . . . . . . . . . . . .         0.000    (0.046)   (0.046)   (0.050)   (0.036)

Net Asset value, end of period . . . . . . . . .         $1.00     $1.00     $1.00     $1.00     $1.00

Total return(5). . . . . . . . . . . . . . . . .          0.00%     4.73%     4.74%     5.13%     3.67%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .          0.00   $60,033   $65,479   $51,385   $33,448
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%     0.62%     0.52%     0.64%     0.46%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%     4.63%     4.63%     4.99%     3.75%

                                                                California Municipal Money Fund

                                                        1998(1)   1997(1)   1996(1)   1995(1)   1994(1)
--------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period . . . . . .         $1.00     $1.00     $1.00     $1.00     $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .         0.000     0.029     0.028     0.032     0.024
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .         0.000     0.000     0.000     0.000     0.000
  Total from investment operations . . . . . . .         0.000     0.029     0.028     0.032     0.024

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         (0.00)   (0.029)   (0.028)   (0.032)   (0.024)
  Distributions (from realized capital gains). .         0.000     0.000     0.000     0.000     0.000
  Distributions (in excess of capital gains) . .         0.000     0.000     0.000     0.000     0.000

  Total distributions. . . . . . . . . . . . . .         (0.00)   (0.029)   (0.028)   (0.032)   (0.024)

Net Asset value, end of period . . . . . . . . .         $1.00     $1.00     $1.00     $1.00     $1.00

Total return(5). . . . . . . . . . . . . . . . .          0.00%     2.97%     2.82%     3.22%     2.47%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .       $00,000   $44,751   $37,335   $39,439   $42,979
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%     0.64%     0.63%     0.67%     0.46%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%     2.94%     2.78%     3.18%     2.44%

                                                                National Municipal Money Fund

                                                        1998(1)   1997(1)   1996(1)   1995(1)   1994(1)
---------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period . . . . . .         $1.00     $1.00     $1.00     $1.00     $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .         0.000     0.030     0.029     0.032     0.026
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .         0.000     0.000     0.000     0.000     0.000
  Total from investment operations . . . . . . .         0.000     0.030     0.029     0.032     0.026

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         (0.00)   (0.030)   (0.029)   (0.032)   (0.026)
  Distributions (from realized capital gains). .         0.000     0.000     0.000     0.000     0.000
  Distributions (in excess of capital gains) . .         0.000     0.000     0.000     0.000     0.000

  Total distributions. . . . . . . . . . . . . .         (0.00)   (0.030)   (0.029)   (0.032)   (0.026)

Net Asset value, end of period . . . . . . . . .         $1.00     $1.00     $1.00     $1.00     $1.00

Total return(5). . . . . . . . . . . . . . . . .          0.00%     3.09%     2.96%     3.26%     2.60%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .       $00,000    $6,579    $7,514    $7,860   $10,110
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%     0.68%     0.68%     0.75%     0.49%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%     3.04%     2.92%     3.21%     2.57%

(1)  For the year ended December 31.
(2)  For the period May 1, 1992 (inception of operations) to December 31, 1992.
(3)  For the period July 1, 1994 (inception of operations) to December 31, 1994.
(4) For the period January 10, 1990 (effective date of registration) to December 31, 1990.
(5) Total returns assume purchase at net asset value at the beginnning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(6) Effective January 10, 1990, the distributor and Advisor for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                   CLASS A
                                                   ---------------------------------------------------
PERIOD ENDED                                              1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund . . . . . . . . . . . .         0.00%     1.02%     1.02%     1.05%     1.08%
California Municipal Money Fund. . . . . . . . .         0.00%     0.97%     1.00%     1.00%     1.00%
National Municipal Money Fund. . . . . . . . . .         0.00%     1.13%     1.32%     1.29%     1.25%

FINANCIAL HIGHLIGHTS





BOND FUNDS

                                                                      California Municipal Bond Fund
                                                        1998(1)     1997(1)      1996(1)      1995(1)     1994(1)
------------------------------------------------------------------------------------------------------------------

Net Asset value, beginning of period . . . . . .         $0.00      $11.15       $11.26       $10.31      $11.56

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .          0.00        0.53         0.53         0.54        0.59
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .          0.00        0.33        (0.11)        0.95       (1.25)

  Total from investment operations . . . . . . .          0.00        0.86         0.42         1.49       (0.66)

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         0.000       (0.53)       (0.53)       (0.54)      (0.59)
  Distributions (from realized capital gains). .         0.000       (0.04)       0.000        0.000       0.000
  Distributions (in excess of capital gains) . .         0.000       0.000        0.000        0.000       0.000
  Total distributions. . . . . . . . . . . . . .         0.000       (0.53)       (0.53)       (0.54)      (0.59)
  Net Asset value, end of period . . . . . . . .         $0.00      $11.44       $11.15       $11.26      $10.31

Total return(5). . . . . . . . . . . . . . . . .          0.00%       7.97%        3.90%       14.76%      (5.83)%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .          0.00    $195,292     $177,593     $184,283    $171,768
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%       0.95%        0.96%        0.93%       0.57%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       4.76%        4.82%        4.98%       5.43%
  Portfolio turnover rate. . . . . . . . . . . .          0.00%      15.95%       29.28%       25.90%      30.32%

                                                                     National Municipal Bond Fund

                                                        1998(1)     1997(1)      1996(1)      1995(1)     1994(1)
------------------------------------------------------------------------------------------------------------------

Net Asset value, beginning of period . . . . . .         $1.00      $11.21       $11.39       $10.41      $11.61

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .          0.00        0.53         0.52         0.53        0.58
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .         0.000        0.40        (0.12)        0.98       (1.20)

  Total from investment operations . . . . . . .         0.000        0.93         0.40         1.51       (0.62)

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         (0.00)      (0.53)       (0.52)       (0.53)      (0.58)
  Distributions (from realized capital gains). .         0.000       (0.07)       (0.06)       0.000        0.00
  Distributions (in excess of capital gains) . .         0.000       0.000        0.000        0.000       0.000
  Total distributions. . . . . . . . . . . . . .         (0.00)      (0.60)       (0.58)       (0.53)      (0.58)
  Net Asset value, end of period . . . . . . . .         $0.00      $11.54       $11.21       $11.39      $10.41

Total return(5). . . . . . . . . . . . . . . . .          0.00%       8.56%        3.58%       14.76%      (5.41)%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .       $00,000     $58,740      $49,597      $53,387     $50,037
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%       1.00%        1.01%        0.91%       0.57%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       4.72%        4.63%        4.79%       5.35%
  Portfolio turnover rate. . . . . . . . . . . .          0.00%      21.80%       44.76%       53.43%      37.52%


(1) For the year ended December 31.
(2) For the period May 1, 1992 (inception of operations) to December 31, 1992.
(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.
(4) For the period January 10, 1990 (effective date of registration) to December 31, 1990.
(5) Total returns assume purchase at net asset value at the beginnning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(6) Effective January 10, 1990, the distributor and Advisor for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                   CLASS A
                                                   -------------------------------------------------------------
PERIOD ENDED                                              1998        1997         1996         1995        1994
-----------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund . . . . . . . . .         0.00%       0.95%        0.96%        0.96%       0.97%
National Municipal Bond Fund . . . . . . . . . .         0.00%       1.00%        1.01%        1.05%       1.06%

FINANCIAL HIGHLIGHTS




BOND FUNDS                                                                                           STOCK FUNDS

                                                                            U.S. Government and
                                                                         Mortgage Securities Fund

                                                        1998(1)     1997(1)      1996(1)      1995(1)     1994(1)
------------------------------------------------------------------------------------------------------------------

Net Asset value, beginning of period . . . . . .         $1.00      $10.07       $10.30        $9.55      $10.60

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .         0.000        0.67         0.67         0.69        0.70
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .         0.000        0.13        (0.23)        0.75       (1.05)
  Total from investment operations . . . . . . .         0.000        0.80         0.44         1.44       (0.35)

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         0.000       (0.67)       (0.67)       (0.69)      (0.70)
  Distributions (from realized capital gains). .         0.000       0.000        0.000        0.000       0.000
  Distributions (in excess of capital gains) . .         0.000       0.000        0.000        0.000       0.000
  Total distributions. . . . . . . . . . . . . .         0.000      (0.046)      (0.046)      (0.050)     (0.036)

Net Asset value, end of period . . . . . . . . .         $1.00      $10.20       $10.07       $10.30       $9.55

Total return(5). . . . . . . . . . . . . . . . .          0.00%       8.25%        4.50%       15.50%      (3.30)%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .          0.00    $202,573     $224,301     $255,614    $245,715
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%       1.03%        1.03%        1.02%       0.80%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       6.67%        6.67%        6.90%       7.05%
  Portfolio turnover rate. . . . . . . . . . . .          0.00%       3.73%       27.45%       48.39%      16.33%
  Average commission rate paid . . . . . . . . .             -           -            -            -           -

                                                             Strategic Income Fund

                                                       1998(1)     1997(1)      1996(1)
----------------------------------------------------------------------------------------
Net Asset value, beginning of period . . . . . .         $1.00       $5.16        $5.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .         0.000        0.42         0.25
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .         0.000        0.06         0.18
  Total from investment operations . . . . . . .         0.000        0.48         0.43

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         (0.00)      (0.42)       (0.25)
  Distributions (from realized capital gains). .         0.000       (0.05)       (0.01)
  Distributions (in excess of capital gains) . .         0.000       (0.01)       (0.01)
  Total distributions. . . . . . . . . . . . . .         (0.00)     (0.029)      (0.028)

Net Asset value, end of period . . . . . . . . .         $1.00       $5.16        $5.16

Total return(5). . . . . . . . . . . . . . . . .          0.00%       9.57%        8.89%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .       $00,000     $37,831      $17,863
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%       0.41%        0.02%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       8.04%        8.19%
  Portfolio turnover rate. . . . . . . . . . . .          0.00%     221.42%      187.15%
  Average commission rate paid . . . . . . . . .             -           -            -

                                                                          National Municipal Money Fund

                                                       1998(1)     1997(1)      1996(1)      1995(1)     1994(1)   1993(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period . . . . . .         $1.00      $12.18       $11.19        $9.23       $9.85    $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .          0.00        0.46         0.42         0.42        0.44      0.09
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .          0.00        2.27         1.32         2.02       (0.62)    (0.15)
  Total from investment operations . . . . . . .          0.00        2.73         1.74         2.44       (0.18)    (0.06)

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         (0.00)      (0.46)       (0.42)       (0.42)      (0.44)    (0.09)
  Distributions (from realized capital gains). .         0.000       (0.31)       (0.33)       (0.06)      0.000     0.000
  Distributions (in excess of capital gains) . .         0.000       0.000        0.000        0.000       0.000     0.000
  Total distributions. . . . . . . . . . . . . .        (0.032)     (0.024)       (0.00)      (0.030)     (0.029)   (0.032)

Net Asset value, end of period . . . . . . . . .         $1.00      $14.14       $12.18       $11.19       $9.23     $9.85

Total return(5). . . . . . . . . . . . . . . . .          0.00%      22.72%       15.81%       26.76%      (1.87)%   (0.62)%

RATIOS/SUPPLIMENTAL DATA:

  Net assets, end of period (000's). . . . . . .       $00,000     $49,456      $29,289      $13,547      $9,654    $5,638
  Ratio of expenses to average net assets
  (annualzed)(6) . . . . . . . . . . . . . . . .          0.00%       1.20%        1.28%        1.48%       0.80%     0.00%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       3.58%        3.86%        4.15%       4.85%     5.02%
  Portfolio turnover rate. . . . . . . . . . . .          0.00%      14.71%       41.41%       25.84%      29.19%     0.00%
  Average commission rate paid . . . . . . . . .          0000     $0.0591      $0.0591            -           -         -

(1)  For the year ended December 31.
(2)  For the period May 1, 1992 (inception of operations) to December 31, 1992.
(3)  For the period July 1, 1994 (inception of operations) to December 31, 1994.
(4) For the period January 10, 1990 (effective date of registration) to December 31, 1990.
(5) Total returns assume purchase at net asset value at the beginnning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(6) Effective January 10, 1990, the distributor and Advisor for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                   CLASS A
                                                   -------------------------------------------------------------
PERIOD ENDED                                              1998        1997         1996         1995        1994
----------------------------------------------------------------------------------------------------------------
U.S.Government and Mortgage Securities Fund. . .         0.00%       1.03%        1.03%        1.04%       1.05%
Strategic Income Fund. . . . . . . . . . . . . .         0.00%       1.51%        1.85%           NA          NA
Balanced Fund. . . . . . . . . . . . . . . . . .         0.00%       1.20%        1.28%        1.53%       1.56%
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS




STOCK FUNDS

                                                                          Growth and Income Fund

                                                        1998(1)     1997(1)      1996(1)      1995(1)     1994(1)
------------------------------------------------------------------------------------------------------------------

Net Asset value, beginning of period . . . . . .         $0.00      $17.82       $15.91       $13.52      $14.01

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .          0.00        0.10         0.14         0.20        0.16
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .          0.00        4.85         3.06         4.26       (0.34)

  Total from investment operations . . . . . . .          0.00        4.68         3.20         4.46       (0.18)

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .          0.00       (0.10)       (0.14)       (0.20)      (0.16)
  Distributions (from realized capital gains). .          0.00       (3.53)       (1.15)       (1.87)      (0.12)
  Distributions (in excess of capital gains) . .          0.00       (0.01)        0.00         0.00       (0.03)

Total distributions. . . . . . . . . . . . . . .          0.00       (3.64)       (1.29)       (2.07)      (0.31)

Net Asset value, end of period . . . . . . . . .         $0.00      $18.86       $17.82       $15.91      $13.52

Total return(7). . . . . . . . . . . . . . . . .          0.00%      26.32%       20.16%       33.06%      (1.24)%

RATIOS/SUPPLIMENTAL DATA:
  Net assets, end of period (000's). . . . . . .          0.00    $173,796     $138,604      $93,061     $69,590
  Ratio of expenses to average net assets
  (annualzed)(8) . . . . . . . . . . . . . . . .          0.00%       1.10%        1.16%        1.24%       1.04%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       0.51%        0.82%        1.26%       1.21%
  Portfolio turnover rate. . . . . . . . . . . .          0.00%     118.26%       86.66%      125.28%     123.64%
  Average commission rate paid . . . . . . . . .         $0.00     $0.0601      $0.0602            -           -

                                                                          Strategic Growth Fund

                                                       1998(1)     1997(1)      1996(1)      1995(1)     1994(1)
------------------------------------------------------------------------------------------------------------------

Net Asset value, beginning of period . . . . . .         $0.00      $14.01       $12.69       $10.00      $10.14

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .          0.00        0.11         0.13         0.10        0.11
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .          0.00        3.65         2.88         2.82       (0.14)

  Total from investment operations . . . . . . .          0.00        3.76         3.01         2.92       (0.03)

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .         (0.00)      (0.11)       (0.13)       (0.09)      (0.11)
  Distributions (from realized capital gains). .          0.00       (1.30)       (1.56)       (0.14)       0.00
  Distributions (in excess of capital gains) . .          0.00        0.00         0.00         0.00        0.00

Total distributions. . . . . . . . . . . . . . .          0.00       (1.41)       (1.69)       (0.23)      (0.11)

Net Asset value, end of period . . . . . . . . .         $0.00      $16.36       $14.01       $12.69      $10.00

Total return(7). . . . . . . . . . . . . . . . .          0.00%      26.89%       23.72%       29.14%      (0.28)%

RATIOS/SUPPLIMENTAL DATA:
  Net assets, end of period (000's). . . . . . .       $00,000     $54,310      $22,253      $12,223      $6,471
  Ratio of expenses to average net assets
  (annualzed)(8) . . . . . . . . . . . . . . . .          0.00%       1.21%        1.31%        1.62%       1.17%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       0.86%        1.08%        1.03%       1.25%
  Portfolio turnover rate. . . . . . . . . . . .          0.00%      85.55%      119.87%       73.32%      54.01%
  Average commission rate paid . . . . . . . . .         $0.00     $0.0582      $0.0597            -           -

                                                               Global Growth Fund

                                                       1998(1)     1997(1)      1996(1)
----------------------------------------------------------------------------------------

Net Asset value, beginning of period . . . . . .         $0.00      $10.96       $10.14

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . . . . . . .          0.00        0.02         0.01
  Net gain or loss on securities
  (both realized and unrealized) . . . . . . . .          0.00        2.65         1.10

  Total from investment operations . . . . . . .          0.00        2.67         1.11

LESS DISTRIBUTIONS:
  Dividends (from net investment income) . . . .          0.00       (0.01)        0.00
  Distributions (from realized capital gains). .          0.00       (0.84)       (0.27)
  Distributions (in excess of capital gains) . .          0.00       (0.10)       (0.01)

Total distributions. . . . . . . . . . . . . . .          0.00       (0.94)      (0.029)

Net Asset value, end of period . . . . . . . . .         $0.00      $12.69       $10.96

Total return(7). . . . . . . . . . . . . . . . .          0.00%      24.35%       10.89%

RATIOS/SUPPLIMENTAL DATA:
  Net assets, end of period (000's). . . . . . .       $00,000     $29,468      $13,552
  Ratio of expenses to average net assets
  (annualzed)(8) . . . . . . . . . . . . . . . .          0.00%       1.62%        1.51%
  Ratio of net investment income to average
  net assets (annualzed) . . . . . . . . . . . .          0.00%       0.14%        0.13%
  Portfolio turnover rate. . . . . . . . . . . .          0000%      63.62%       64.89%
  Average commission rate paid . . . . . . . . .         $0.00     $0.0029      $0.0052


(1) For the year ended December 31.
(2) For the period October 1, 1993 (inception of operations) to December 31,
    1993.
(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.
(4) For the period December 5, 1990 (inception of operations) to December 31, 1990.
(5) For the period April 30, 1996 (effective date of registration) to December 31, 1996.
(6) For the period April 30, 1997 (inception of operations) to December 31,
    1997.
(7) Total returns assume purchase at net asset value at the beginnning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(8) Effective January 10, 1990, the distributor and Advisor for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                   CLASS A
                                                   -------------------------------------------------------------
PERIOD ENDED                                              1998        1997         1996         1995        1994
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund . . . . . . . . . . . . .         0.00%       1.10%        1.16%        1.24%       1.28%
Strategic Growth Fund. . . . . . . . . . . . . .         0.00%       1.21%        1.31%        1.65%       1.74%
Global Growth Fund . . . . . . . . . . . . . . .         0.00%       1.66%        2.36%           NA          NA
Emerging Growth Fund . . . . . . . . . . . . . .         0.00%       1.88%           NA           NA          NA

 [Atlas Funds Logo]                      HOW TO OBTAIN MORE INFORMATION ABOUT
                                         ATLAS FUNDS

                                         You can find more information about
                                         the Atlas Funds' investment policies
                                         in the Statement of Additional
                                         Information (SAI), which is
                                         incorporated by reference in this
                                         prospectus (legally considered part of
                                         this prospectus).  The SAI is
                                         available free of charge.

                                         To request a copy of the Atlas Funds'
                                         SAI , please call us at
                                         1-800-933-ATLAS (1-800-933-2852).  If
                                         you have access to the Internet, you
                                         can find the SAI at the Securities and
                                         Exchange Commission's Web site at
                                         www.sec.gov.  You may also request a
                                         copy by writing to the Public
                                         Reference Section of the SEC,
                                         Washington, D.C. 20549-6009.  The SEC
                                         charges a duplicating fee for this
                                         service.

                                         You can find further information about
                                         the Atlas Funds in our annual and
                                         semiannual shareholder reports.  These
                                         reports discuss the market conditions
                                         and investment strategies that
                                         significantly affected each fund's
                                         performance during the previous fiscal
                                         period.  To request a copy of the most
                                         recent annual or semiannual report,
                                         please call us at
                                         1-800-933-ATLAS (1-800-933-2852).

                                                   ATLAS ASSETS, INC.
                                                    794 Davis Street
                                                  San Leandro, CA 94577




                                         SEC File No. Atlas Assets, Inc.
                                         811-05485


                                          39


                                         t:\prospectus\BackCover.doc

                                ATLAS FUNDS
                      Atlas Assets, Inc. Supplement
                             dated May 1, 1999
                      to Prospectus dated May 1, 1999


The following information should be read in conjunction with the Prospectus for the Atlas Funds. This supplement contains information about the Funds' Class B shares.

Class B shares are currently available only for additional investment into previously established Class B share accounts and to accommodate exchanges between Class B share accounts.

                                                     -------------------------------------------------------------------
                                                                                              U.S. GOV.
                                                        U.S.       CALIFORNIA    NATIONAL        AND
                                                      TREASURY     MUNICIPAL     MUNICIPAL     MORTGAGE      STRATEGIC
                                                        MONEY         BOND         BOND       SECURITIES      INCOME
EXPENSE SUMMARY:                                        FUND          FUND         FUND           FUND         FUND
                                                     -------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
(fees paid directly from your investment)
  Maximum sales charge (load) on purchases              None          None          None           None         None
  Maximum deferred sales charge (load)                  3.0%          3.0%          3.0%           3.0%         3.0%
  Redemption fee                                        None          None          None           None         None
  Exchange fee                                          None          None          None           None         None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management fee                                        0.xx%        0.xx%          0.xx%         0.xx%         0.xx%
  Distribution (12b-1) fee                              0.xx%        0.xx%          0.xx%         0.xx%         0.xx%
  Other expenses                                        0.xx%        0.xx%          0.xx%         0.xx%         0.xx%
                                                        ----         ----           ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES*                   0.xx%        0.xx%          0.xx%         0.xx%         0.xx%
  Fee waiver and/or expense reimbursement               0.xx%        0.xx%          0.xx%         0.xx%         0.xx%
                                                        ----         ----           ----          ----          ----
NET EXPENSES                                            0.xx%        0.xx%          0.xx%         0.xx%         0.xx%

EXPENSE EXAMPLE:**
Redeemed end of year 1                                  $xxx          $xxx          $xxx           $xxx         $xxx
Redeemed end of year 3                                  $xxx          $xxx          $xxx           $xxx         $xxx
Redeemed end of year 5                                  $xxx          $xxx          $xxx           $xxx         $xxx
Redeemed end of year 10                                 $xxx          $xxx          $xxx           $xxx         $xxx
No redemptions end of year 1                            $xxx          $xxx          $xxx           $xxx         $xxx
No redemptions end of year 3                            $xxx          $xxx          $xxx           $xxx         $xxx
No redemptions end of year 5                            $xxx          $xxx          $xxx           $xxx         $xxx
No redemptions end of year 10                           $xxx          $xxx          $xxx           $xxx         $xxx


*Atlas Advisers has agreed to limit operating expenses of certain of the Funds to the percentage of average net assets presented above as "Net Expenses". This agreement is renewable annually at the end of each fiscal year.

**The example above shows what you would pay in expenses over time. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual returns or expenses.

                                                     ------------------------------------------------------------------
                                                                     GROWTH
                                                                       AND       STRATEGIC      GLOBAL       EMERGING
                                                       BALANCED      INCOME        GROWTH       GROWTH        GROWTH
EXPENSE SUMMARY:                                         FUND         FUND          FUND         FUND          FUND
                                                     ------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
(fees paid directly from your investment)
  Maximum sales charge (load) on purchases               None         None          None         None          None
  Maximum deferred sales charge (load)                   3.0%         3.0%          3.0%         3.0%          3.0%
  Redemption fee                                         None         None          None         None          None
  Exchange fee                                           None         None          None         None          None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management fee                                        0.xx%         0.xx%        0.xx%         0.xx%        0.xx%
  Distribution (12b-1) fee                              0.xx%         0.xx%        0.xx%         0.xx%        0.xx%
  Other expenses                                        0.xx%         0.xx%        0.xx%         0.xx%        0.xx%
                                                        ----          ----         ----          ----         ----
TOTAL ANNUAL FUND OPERATING EXPENSES*                   0.xx%         0.xx%        0.xx%         0.xx%        0.xx%
  Fee waiver and/or expense reimbursement               0.xx%         0.xx%        0.xx%         0.xx%        0.xx%
                                                        ----          ----         ----          ----         ----
NET EXPENSES                                            0.xx%         0.xx%        0.xx%         0.xx%        0.xx%

EXPENSE EXAMPLE:**
Redeemed end of year 1                                   $xxx         $xxx          $xxx         $xxx          $xxx
Redeemed end of year 3                                   $xxx         $xxx          $xxx         $xxx          $xxx
Redeemed end of year 5                                   $xxx         $xxx          $xxx         $xxx          $xxx
Redeemed end of year 10                                  $xxx         $xxx          $xxx         $xxx          $xxx
No redemptions end of year 1                             $xxx         $xxx          $xxx         $xxx          $xxx
No redemptions end of year 3                             $xxx         $xxx          $xxx         $xxx          $xxx
No redemptions end of year 5                             $xxx         $xxx          $xxx         $xxx          $xxx
No redemptions end of year 10                            $xxx         $xxx          $xxx         $xxx          $xxx


*Atlas Advisers has agreed to limit operating expenses of certain of the Funds to the percentage of average net assets presented above as "Net Expenses". This agreement is renewable annually at the end of each fiscal year.

**The example above shows what you would pay in expenses over time. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual returns or expenses.

CLASS B CONTINGENT DEFERRED SALES CHARGE

You will pay a contingent deferred sales charge (the "CDSC") from the redemption proceeds of your Class B shares redeemed within five years of their purchase. The CDSC will be charged on the lesser of the net asset value per share on the redemption date or the original purchase price per share of the shares being redeemed. There is no CDSC on increases in the principal value of your shares or on shares acquired through the reinvestment of dividends and distributions. In order to minimize the amount of CDSC to be paid, Class B shares will be redeemed by first taking all shares acquired through the reinvestment of dividends or distributions, which are never subject to a CDSC, followed by those shares held the longest and therefore subject to the lowest CDSC.

The contingent deferred sales charge you pay will vary depending on the number of years between the time you pay for Class B shares and the time you redeemed those shares. That is why we refer to the CDSC as an adjustable load. To measure the number of years since a purchase was made, we aggregate all payments made during a month and treat them as made on the first day of the month. The CDSC schedule is as follows:

                                                              Contingent deferred sales charge
         Year(s) since purchase order                         on redemption in that year.
         was accepted.                                        (as % of applicable proceeds)
         ----------------------------                         --------------------------------

         One                                                           3%

         Two                                                           3%

         Three                                                         2%

         Four                                                          2%

         Five                                                          1%

         After five years                                              None


Because Class B shares pay an ongoing distribution fee at an annual rate of up to 0.75% of average daily net assets, Class B shares will have higher expenses and pay lower dividends than Class A shares of the same Fund.

The following example may help you to understand how the CDSC works.

       CDSC EXAMPLE - Assume you purchased 100 Class B shares at $10 apiece and, two years later, another 100 shares at $9 each. Three years after your initial purchase, you have earned 15 shares through dividend reinvestment and your shares are now valued at $12 a share. If you want to redeem 50 shares, the first 15 would be your dividend shares, since they are not subject to a CDSC. The remaining 35 shares would come from your initial purchase because those shares have been held the longest, three years, and would only be subject to a 2% CDSC. Since your purchase price was lower than the current value of $12 a share, the CDSC would be based on the purchase price. For a redemption of 150 shares, the 15 dividend shares would still be used first, free of CDSC. The 100 shares, which are three years old and have been held the longest, would be used next, subject to a 2% CDSC. The remaining 35 shares would come from your second purchase, subject to a 3% CDSC for shares held two years or less. Since both purchase prices were below the current value of $12 a share, the CDSC would be based on the purchase prices. Your Atlas Investment Representative can provide additional information for you or answer any further questions you may have on the CDSC.

CLASS B AUTOMATIC CONVERSION FEATURE - Sixty months after we accept a purchase order for Class B shares, such Class B shares will automatically convert to Class A shares, based on the relative net asset values of the two classes, without any sales charge or other fee. Each time Class B shares convert to Class A, a pro rata portion of the Class B shares acquired by the reinvestment of dividends or distributions that are still held in your account will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Class B shares of the higher distribution fee as soon as those shares are over five years old and no longer subject to a CDSC.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGE - We will waive the CDSC on redemptions made within one year of the death or total disability (as evidenced by a determination of total disability by the U.S. Social Security Administration) of all shareholders on the account, on the portion of redemptions that represent the minimum required distribution from an individual retirement account or other qualified retirement plan for a shareholder who has attained the age of 701/2, and for involuntary redemptions as a result of an account's balance remaining below $1,250 after sixty days written notice.


OTHER CLASS B INFORMATION

CLASS B SHARES CAN ONLY BE EXCHANGED FOR CLASS B SHARES OF ANOTHER FUND. An exchange of Class B shares from one Fund to another has no effect on the age of the Class B shares being exchanged and, therefore, does not cause the remaining portion of the five year holding period to be modified in any way. The age of all Class B shares is measured from the date they were originally acquired prior to any exchanges. There is no CDSC on an exchange of Class B shares.

It generally would not be advantageous to use the automatic redemption plan for Class B shares due to the imposition of the contingent deferred sales charge. For this reason, AUTOMATIC REDEMPTIONS OF CLASS B SHARES ARE PERMITTED ONLY FOR MINIMUM REQUIRED DISTRIBUTIONS FROM A RETIREMENT PLAN ACCOUNT FOR A SHAREHOLDER WHO HAS ATTAINED THE AGE OF 70 1/2.

CHECKWRITING IS NOT AVAILABLE FOR CLASS B SHARES OF ANY FUND.

CERTIFICATES WILL NOT BE ISSUED FOR CLASS B SHARES.

Dividends paid by a Fund, if any, with respect to Class A and Class B shares, will be calculated in the same manner at the same time on the same day, except that distribution fees will be different for each Class and paid separately by the appropriate Class. Any per share income dividends, if any, on Class B shares will be lower than the per share income dividends on Class A shares as a result of the higher distribution fee applicable to Class B shares.

EXCHANGES - The Internal Revenue Service ("IRS") treats all shareholder initiated and automatic exchanges, whether of Class A or Class B shares, as a redemption and subsequent purchase of shares. Therefore, an exchange is subject to taxation on capital gains. However, the IRS has indicated that automatic conversions of Class B shares to Class A shares are not considered shareholder initiated exchanges and, therefore, are not taxable. A change in the IRS's position is possible in the future, although the Adviser believes such a change unlikely (please see "Taxes" in the Statement of Additional Information for more information).

FINANCIAL HIGHLIGHTS

The following tables present Class B per share financial information for the Funds' fiscal years or periods ended December 31, 1994, 1995, 1996, 1997 and 1998, which information has been audited and reported on by Deloitte & Touche LLP, the Funds' independent auditors, whose report dated February ___, 1999, appears in the Funds' Annual Report to Shareholders for the year ended December 31, 1998 which is incorporated by reference into the Funds' Statement of Additional Information.

MONEY FUNDS

U.S. TREASURY MONEY FUND

                                                          1998(1)     1997(1)     1996(1)      1995(1)      1994(2)
                                                        ---------   ----------  ----------    ---------    ---------
Net asset value, beginning of period                        $1.00        $1.00       $1.00        $1.00        $1.00
                                                        ---------   ----------  ----------    ---------    ---------
INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                     0.0xx        0.039       0.040        0.044        0.018
  Net gain or loss on securities (both realized
      and unrealized)                                       0.000        0.000       0.000        0.000        0.000
                                                        ---------   ----------  ----------    ---------    ---------
Total from investment operations                            0.xxx        0.039       0.040        0.044        0.018
                                                        ---------   ----------  ----------    ---------    ---------
LESS DISTRIBUTIONS:
  Dividends (from net investment income)                  (0.xxx)      (0.039)     (0.040)     (0.044)       (0.018)
  Distributions (from realized capital gains)               0.000        0.000       0.000        0.000        0.000
  Distributions (in excess of realized gains)               0.000        0.000       0.000        0.000        0.000
                                                        ---------   ----------  ----------    ---------    ---------
  Total distributions                                     (0.xxx)      (0.039)     (0.040)      (0.044)      (0.018)
                                                        ---------   ----------  ----------    ---------    ---------
Net asset value, end of period                              $1.00        $1.00       $1.00        $1.00        $1.00
                                                        ---------   ----------  ----------    ---------    ---------
Total return(3)                                             x.xx%        3.95%       4.07%        4.45%        3.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $xxx         $165        $120         $113          $28
  Ratio of expenses to average net assets
  (annualized)(4)                                           x.xx%        1.37%       1.18%        1.24%        1.13%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%        3.90%       3.95%        4.34%        3.71%
  Portfolio turnover rate                                      --           --          --           --           --

(1)    For the year ended December 31.
(2)    For the period July 1, 1994 (inception of operations) to December 31,
       1994.
(3) Total returns assume purchase at net asset value at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(4) Effective July 1, 1994, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

PERIOD ENDED                                              1998           1997           1996           1995         1994
------------                                            -------        -------        -------        --------     -------

U.S. Treasury Money Fund                                  x.xx%         3.25%          3.25%          3.25%         3.25%

BOND FUNDS

CALIFORNIA MUNICIPAL BOND FUND

                                                         1998(1)        1997(1)       1996(1)        1995(1)       1994(2)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, beginning of period                       $xx.xx         $11.15        $11.26        $10.32        $10.74
                                                        ----------    -----------   -----------    ----------    ----------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                      0.xx           0.48          0.48          0.48          0.25
  Net gain or loss on securities (both realized
      and unrealized)                                        0.xx           0.34        (0.11)          0.94        (0.42)
                                                        ----------    -----------   -----------    ----------    ----------
Total from investment operations                             0.xx           0.82          0.37          1.42        (0.17)
                                                        ----------    -----------   -----------    ----------    ----------
LESS DISTRIBUTIONS:
  Dividends (from net investment income)                   (0.xx)         (0.48)        (0.48)      (0.48)          (0.25)
  Distributions (from realized capital gains)                x.xx         (0.04)          0.00          0.00          0.00
  Distributions (in excess of realized gains)                0.00           0.00          0.00          0.00          0.00
                                                        ----------    -----------   -----------    ----------    ----------
  Total distributions                                      (0.xx)         (0.52)        (0.48)        (0.48)        (0.25)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, end of period                             $xx.xx         $11.45        $11.15        $11.26        $10.32
                                                        ----------    -----------   -----------    ----------    ----------
Total return(3)                                             x.xx%          7.53%         3.39%        14.05%       (1.59%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $x,xxx         $8,025        $5,360        $3,162        $1,416
  Ratio of expenses to average net assets
  (annualized)(4)                                           x.xx%          1.45%         1.46%         1.46%         1.28%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%          4.24%         4.33%         4.42%         4.91%
  Portfolio turnover rate                                  xx.xx%         15.95%        29.28%        25.90%        30.32%


(1)     For the year ended December 31.
(2)     For the period July 1, 1994 (inception of operations) to December 31,
        1994.
(3) Total returns assume purchase at net asset value at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(4) Effective July 1, 1994, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

PERIOD ENDED                                              1998           1997          1996          1995          1994
------------                                            ----------    -----------   -----------    ----------    ----------
California Municipal Bond Fund                             x.xx%        1.70%          1.83%          2.24%         3.25%
National Municipal Bond Fund                               x.xx%        2.13%          2.29%          3.25%         3.25%

BOND FUNDS

NATIONAL MUNICIPAL BOND FUND

                                                          1998(1)       1997(1)       1996(1)        1995(1)       1994(2)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, beginning of period                       $xx.xx         $11.21        $11.39        $10.41        $10.76
                                                        ----------    -----------   -----------    ----------    ----------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                     0.0xx           0.48          0.46          0.47          0.24
  Net gain or loss on securities (both realized
      and unrealized)                                        0.xx           0.41        (0.12)          0.98        (0.35)
                                                        ----------    -----------   -----------    ----------    ----------
Total from investment operations                             0.xx           0.89          0.34          1.45        (0.11)
                                                        ----------    -----------   -----------    ----------    ----------

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                   (0.xx)         (0.48)        (0.46)      (0.47)          (0.24)
  Distributions (from realized capital gains)                x.xx         (0.07)        (0.06)          0.00          0.00
  Distributions (in excess of realized gains)                0.00           0.00          0.00          0.00          0.00
                                                        ----------    -----------   -----------    ----------    ----------
  Total distributions                                      (0.xx)         (0.55)        (0.52)        (0.47)        (0.24)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, end of period                             $xx.xx         $11.55        $11.21        $11.39        $10.41
                                                        ----------    -----------   -----------    ----------    ----------
Total return(3)                                             x.xx%          8.11%         3.07%        14.16%       (0.99%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $x,xxx         $3,162        $1,952        $1,051          $342
  Ratio of expenses to average net assets
  (annualized)(4)                                           x.xx%          1.50%         1.51%         1.44%         1.28%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%          4.21%         4.14%         4.22%         4.72%
  Portfolio turnover rate                                   x.xx%         21.80%        44.76%        54.30%        37.52%

BOND FUNDS

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

                                                          1998(1)        1997(1)      1996(1)       1995(1)        1994(2)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, beginning of period                        $x.xx         $10.07        $10.30         $9.55         $9.80
                                                        ----------    -----------   -----------    ----------    ----------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                      0.xx           0.62          0.62          0.64          0.32
  Net gain or loss on securities (both realized
      and unrealized)                                        x.xx           0.13        (0.23)          0.75        (0.25)
                                                        ----------    -----------   -----------    ----------    ----------
Total from investment operations                             0.xx           0.75          0.39          1.39          0.07
                                                        ----------    -----------   -----------    ----------    ----------

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                   (0.xx)         (0.62)        (0.62)        (0.64)        (0.32)
  Distributions (from realized capital gains)                0.00           0.00          0.00          0.00          0.00
  Distributions (in excess of realized gains)                0.00           0.00          0.00          0.00          0.00
                                                        ----------    -----------   -----------    ----------    ----------
  Total distributions                                      (0.xx)         (0.62)        (0.62)        (0.64)        (0.32)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, end of period                              $x.xx         $10.20        $10.07        $10.30         $9.55
                                                        ----------    -----------   -----------    ----------    ----------
Total return(3)                                             x.xx%          7.72%         3.98%        14.93%         0.69%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $x,xxx         $7,228        $5,888        $3,799        $1,451
  Ratio of expenses to average net assets
  (annualized)(4)                                           x.xx%          1.53%         1.53%         1.53%         1.43%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%          6.16%         6.19%         6.34%         6.82%
  Portfolio turnover rate                                   x.xx%          3.73%        27.45%        48.39%        16.33%

(1)   For the year ended December 31.
(2)   For the period July 1, 1994 (inception of operations) to December 31,
      1994.
(3) Total returns assume purchase at net asset value at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(4)   Effective July 1, 1994, the Distributor and Adviser for the Atlas
      Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

PERIOD ENDED                                              1998           1997          1996          1995          1994
------------                                            ----------    -----------   -----------    ----------    ---------

U.S. Government and Mortgage Securities Fund                x.xx%          1.76%         1.82%         2.27%         3.25%
Strategic Income Fund                                       x.xx%          2.27%         3.25%            NA            NA
Balanced Fund                                               x.xx%          1.91%         2.21%         3.25%         3.25%

BOND FUNDS

STRATEGIC INCOME FUND

                                                          1998(1)        1997(1)       1996[*]
                                                        ----------    ------------   ------------
Net asset value, beginning of period                        $x.xx           $5.15          $5.00
                                                        ----------    ------------   ------------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                      0.xx            0.38           0.23
  Net gain or loss on securities (both realized
      and unrealized)                                        x.xx            0.06           0.17
                                                        ----------    ------------   ------------
Total from investment operations                             0.xx            0.44           0.40
                                                        ----------    ------------   ------------

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                   (0.xx)          (0.38)         (0.23)
  Distributions (from realized capital gains)              (0.xx)          (0.05)         (0.01)
  Distributions (in excess of realized gains)              (0.xx)          (0.01)         (0.01)
                                                        ----------    ------------   ------------
  Total distributions                                      (0.xx)          (0.44)         (0.25)
                                                        ----------    ------------   ------------
Net asset value, end of period                              $x.xx           $5.15          $5.15
                                                        ----------    ------------   ------------
Total return(3)                                             x.xx%           8.77%          8.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $x,xxx          $8,048         $2,964
  Ratio of expenses to average net assets
  (annualized)(4)                                           x.xx%           1.16%          0.74%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%           7.29%          7.47%
  Portfolio turnover rate                                   x.xx%         221.41%        187.15%


[*]  For the period May 20, 1996 (inception of operations) to December 31, 1996.

STOCK FUNDS

BALANCED FUND

                                                          1998(1)        1997(1)      1996(1)       1995(1)        1994(2)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, beginning of period                        $x.xx         $12.15        $11.17         $9.22         $9.41
                                                        ----------    -----------   -----------    ----------    ----------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                      0.xx           0.39          0.36          0.35          0.10
  Net gain or loss on securities (both realized
      and unrealized)                                        x.xx           2.26          1.32          2.03        (0.07)
                                                        ----------    -----------   -----------    ----------    ----------
Total from investment operations                             x.xx           2.65          1.68          2.38          0.03
                                                        ----------    -----------   -----------    ----------    ----------

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                   (0.xx)         (0.40)        (0.37)      (0.37)          (0.22)
  Distributions (from realized capital gains)                x.xx         (0.31)        (0.33)        (0.06)          0.00
  Distributions (in excess of realized gains)                0.00           0.00          0.00          0.00          0.00
                                                        ----------    -----------   -----------    ----------    ----------
  Total distributions                                      (0.xx)         (0.71)        (0.70)        (0.43)        (0.22)
                                                        ----------    -----------   -----------    ----------    ----------
Net asset value, end of period                              $x.xx         $14.09        $12.15        $11.17         $9.22
                                                        ----------    -----------   -----------    ----------    ----------
Total return(3)                                             x.xx%         22.05%        15.25%        26.08%         0.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $x,xxx         $9,552        $4,802        $1,632          $586
  Ratio of expenses to average net assets
  (annualized)(4)                                           x.xx%          1.69%         1.77%         1.99%         1.48%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%          3.07%         3.37%         3.66%         4.43%
  Portfolio turnover rate                                   x.xx%         14.71%        41.41%        25.84%        29.19%

STOCK FUNDS

GROWTH AND INCOME FUND

                                                           1998(1)        1997(1)      1996(1)         1995(1)        1994(2)
                                                        ----------    ------------    -----------    -----------    ------------

Net asset value, beginning of period                       $xx.xx          $17.78         $15.89         $13.52          $13.04
                                                        ----------    ------------    -----------    -----------    ------------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.0x            0.03           0.06           0.10            0.02
  Net gain or loss on securities (both realized
      and unrealized)                                        0.xx            4.56           3.05           4.26            0.67
                                                        ----------    ------------    -----------    -----------    ------------
Total from investment operations                             0.xx            4.59           3.11           4.36            0.69
                                                        ----------    ------------    -----------    -----------    ------------
LESS DISTRIBUTIONS:
  Dividends (from net investment income)                   (0.xx)          (0.03)         (0.07)       (0.12)            (0.06)
  Distributions (from realized capital gains)              (x.xx)          (3.53)         (1.15)         (1.87)          (0.12)
  Distributions (in excess of realized gains)                x.xx          (0.01)           0.00           0.00          (0.03)
                                                        ----------    ------------    -----------    -----------    ------------
  Total distributions                                      (0.xx)          (3.57)         (1.22)         (1.99)          (0.21)
                                                        ----------    ------------    -----------    -----------    ------------
Net asset value, end of period                              $x.xx          $18.80         $17.78         $15.89          $13.52
                                                        ----------    ------------    -----------    -----------    ------------
Total return(5)                                             x.xx%          25.82%         19.60%         32.32%           5.32%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $xx,xxx         $18,227        $12,427         $4,292          $1,460
  Ratio of expenses to average net assets
  (annualized)(6)                                           x.xx%           1.49%          1.66%          1.75%           1.66%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%           0.14%          0.29%          0.84%           0.71%
  Portfolio turnover rate                                  xx.xx%         118.26%         86.66%        125.28%         123.64%


(1)    For the year ended December 31.
(2)    For the period July 1, 1994 (inception of operations) to December 31,
       1994.
(3) For the period April 30, 1996 (effective date of registration) to December 31, 1996.
(4)    For the period April 30, 1997 (inception of operations) to December 31,
       1997.
(5) Total returns assume purchase at net asset value at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(6) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

PERIOD ENDED                                              1998            1997         1996          1995          1994
------------                                           ----------    -----------    -----------   ----------    ----------
Growth and Income Fund                                      x.xx%        1.69%         1.83%         2.39%         3.25%
Strategic Growth Fund                                       x.xx%        1.82%         2.12%         3.25%         3.25%
Global Growth Fund                                          x.xx%        2.48%         3.25%            NA            NA
Emerging Growth Fund                                        x.xx%        3.25%            NA            NA            NA

STOCK FUNDS

STRATEGIC GROWTH FUND

                                                          1998(1)         1997(1)        1996(1)       1995(1)       1994(2)
                                                       -----------     ------------    ----------    ----------    ----------

Net asset value, beginning of period                       $xx.xx           $13.92        $12.63         $9.98         $9.92
                                                       -----------     ------------    ----------    ----------    ----------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                      0.xx             0.05          0.07          0.03        (0.05)
  Net gain or loss on securities (both realized
      and unrealized)                                        0.xx             3.60          2.85          2.82          0.21
                                                       -----------     ------------    ----------    ----------    ----------
Total from investment operations                             x.xx             3.65          2.92          2.85          0.16
                                                       -----------     ------------    ----------    ----------    ----------

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                   (0.xx)           (0.05)        (0.07)      (0.06)          (0.10)
  Distributions (from realized capital gains)              (x.xx)           (1.30)        (1.56)        (0.14)          0.00
  Distributions (in excess of realized gains)                x.xx             0.00          0.00          0.00          0.00
                                                       -----------     ------------    ----------    ----------    ----------
  Total distributions                                      (x.xx)           (1.35)        (1.63)        (0.20)        (0.10)
                                                       -----------     ------------    ----------    ----------    ----------
Net asset value, end of period                              $x.xx           $16.22        $13.92        $12.63         $9.98
                                                       -----------     ------------    ----------    ----------    ----------
Total return(3)                                             x.xx%           26.23%        23.13%        28.58%         1.57%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $xx,xxx          $12,344        $5,689        $2,332          $327
  Ratio of expenses to average net assets
  (annualized)(4)                                           x.xx%            1.71%         1.81%         2.14%         1.80%
  Ratio of net investment income to average net
  assets (annualized)                                       x.xx%            0.37%         0.59%         0.56%         0.82%
  Portfolio turnover rate                                  xx.xx%           85.55%       119.87%        73.32%        54.01%

STOCK FUNDS

GLOBAL GROWTH FUND

                                                           1998(1)         1997(1)         1996(3)
                                                        -----------    -------------    -----------
Net asset value, beginning of period                        $xx.xx           $10.91         $10.14
                                                        -----------    -------------    -----------

INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                       0.xx           (0.05)         (0.03)
  Net gain or loss on securities (both realized
      and unrealized)                                         0.xx             2.63           1.08
                                                        -----------    -------------    -----------
Total from investment operations                              0.xx             2.58           1.05
                                                        -----------    -------------    -----------

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                      0.00             0.00           0.00
  Distributions (from realized capital gains)               (x.xx)           (0.84)         (0.27)
  Distributions (in excess of realized gains)                 x.xx           (0.10)         (0.01)
                                                        -----------    -------------    -----------
  Total distributions                                        x.xx)           (0.94)         (0.28)
                                                        -----------    -------------    -----------
Net asset value, end of period                               $x.xx           $12.55         $10.91
                                                        -----------    -------------    -----------
Total return(3)                                              x.xx%           23.64%         10.34%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $xx,xxx           $5,691         $2,210
  Ratio of expenses to average net assets
  (annualized)(4)                                            x.xx%            2.14%          2.24%
  Ratio of net investment income to average net
  assets (annualized)                                        x.xx%          (0.40%)        (0.75%)
  Portfolio turnover rate                                   xx.xx%           63.62%         64.89%

STOCK FUNDS

EMERGING GROWTH FUND

                                                           1998(1)         1997(4)
                                                        -----------    -------------
Net asset value, beginning of period                        $xx.xx           $10.00
                                                        -----------    -------------
INCOME FROM
INVESTMENT OPERATIONS:
  Net investment income                                       0.xx           (0.12)
  Net gain or loss on securities (both realized
      and unrealized)                                         0.xx             3.05
                                                        -----------    -------------
Total from investment operations                              0.xx             2.93
                                                        -----------    -------------

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                      0.xx             0.00
  Distributions (from realized capital gains)                 x.xx             0.00
  Distributions (in excess of realized gains)                 x.xx             0.00
                                                        -----------    -------------
  Total distributions                                         x.xx             0.00
                                                        -----------    -------------
Net asset value, end of period                               $x.xx           $12.93
                                                        -----------    -------------
Total return(3)                                              x.xx%           29.30%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $xx,xxx           $2,235
  Ratio of expenses to average net assets
  (annualized)(4)                                            x.xx%            2.23%
  Ratio of net investment income to average net
  assets (annualized)                                        x.xx%          (1.35%)
  Portfolio turnover rate                                   xx.xx%           17.06%

                                        PART B

                                     ATLAS FUNDS

                  -----------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION

                  -----------------------------------------------




                                  ATLAS ASSETS, INC.

                                   794 DAVIS STREET
                            SAN LEANDRO, CALIFORNIA 94577
                           1-800-933-ATLAS (1-800-933-2852)

                         STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information ("Statement"), which may be amended from time to time, concerning Atlas Assets, Inc. (the "Company") is not a Prospectus for the Company. This Statement supplements the Prospectus dated May 1, 1999 and investors should read it in conjunction with that Prospectus. A copy of the Prospectus, which may be amended from time to time, is available without charge by writing or calling the Company at the address or telephone number printed above.


    The date of this Statement of Additional Information is May 1, 1999.

                                  TABLE OF CONTENTS


                                                                       PAGE

Description of Certain Securities and
   Investment Policies..............................................   B-_

Fundamental Investment Restrictions ................................   B-__

Portfolio Turnover .................................................   B-__

Management of the Company ..........................................   B-__

Investment Advisory and Other Services .............................   B-__

Execution of Portfolio Transactions ................................   B-__

How to Invest ......................................................   B-__

Other Investment and Redemption Services ...........................   B-__

Taxes ..............................................................   B-__

Additional Information .............................................   B-__

Investment Results .................................................   B-__

Financial Statements ...............................................   B-__

Appendix -- Industry Classifications ...............................   B-__

    DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT POLICIES


    The investment objectives and policies of each of the Funds are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement are defined in the Prospectus.


INVESTMENT RISKS - ATLAS STRATEGIC INCOME FUND.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

     SPECIAL RISKS - HIGH YIELD LOWER-RATED SECURITIES.

     In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The Global and Emerging Growth Funds may also invest in lower-rated securities, but to a much more limited extent. Lower-rated debt securities are those rated below "investment grade," such as debt securities that have a rating lower than "BAA" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

     These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

     Risks of high yield securities may include:

  -  limited liquidity and secondary market support;

  - substantial market price volatility resulting from changes in prevailing interest rates;

  -  subordination to the prior claims of banks and other senior lenders;

  - the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

  - the possibility that earnings of the issuer may be insufficient to meet its debt service; and

  - the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


     DERIVATIVE INVESTMENTS.

     The Strategic Income Fund invests in a number of different kinds of derivative investments. The Fund may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.

     In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price.
Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.

     One type of derivative the Fund may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Fund may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).


U.S. GOVERNMENT MORTGAGE SECURITIES.

     Under normal conditions, the Atlas U.S. Government and Mortgage Securities Fund will invest at least 50% of its assets in U.S. Government securities, including GNMA securities and government agency mortgage securities such as FNMA and FHLMC securities. At least 25% of the assets of the Fund will be invested in mortgage securities, including U.S. Government mortgage securities, such as GNMA, FNMA, and FHLMC securities, and privately issued mortgage securities.

     The Government Fund invests substantially in mortgage-backed securities issued by GNMA, FNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium.
Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

     The Government and Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Fund may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

REPURCHASE AGREEMENTS.

    Each Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Subadviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Adviser, or the Subadviser if applicable, acting under the supervision of the Board of Directors, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act. Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

    Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When the Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS.

    The Government Funds and the Strategic Income Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by the Fund of securities that are substantially similar to those sold or purchased by the Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or instrumentality, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described in the Prospectus with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.


OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1.  PURCHASING PUT AND CALL OPTIONS ON SECURITIES.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The

Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

    Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. The value of debt securities underlying calls purchased by the Strategic Income Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e., securities with maturities of less than one year).


2.  WRITING PUT AND CALL OPTIONS ON SECURITIES.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security.
If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

3.  SECURITIES INDEX OPTION TRANSACTIONS.

    A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

    The Company expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  COMBINED OPTION POSITIONS.

    A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  RISKS OF TRANSACTIONS IN OPTIONS.

    An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Subadviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

1. INTEREST RATE FUTURES TRANSACTIONS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS).

    The Bond and Stock Funds may purchase or sell interest rate futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain may be entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Subadviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an eligible Bond Fund is to protect that Fund from fluctuations in rates on securities without actually buying or selling the securities. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the portfolio. Interest rate futures contracts are currently traded on the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange (CME) and the New York Futures Exchange. Among the securities on which interest rate futures contracts are currently based are long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA pass-through securities, three-month U.S. Treasury bills, municipal bond futures and ninety-day commercial paper.

2. SECURITIES INDEX FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

    There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Subadviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day.
On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5.  LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS ON FUTURES.

    The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC"), which regulates trading in the futures markets, on behalf of each Fund that may engage in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the eligible Funds are subject to the following limitations:

    (a) The Company will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that a Fund may hold long positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions in an amount not in excess of the limitation in paragraph (b); and

    (b) The Company will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts a portfolio has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the portfolio's total assets.

    In addition, the Company does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

    These limitations on the Company's investments in futures contracts and options, and the Company's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies. The Company will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Company's shareholders.

    Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A

Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


INTEREST RATE SWAPS.

    Each Bond Fund may engage in interest rate swaps. As indicated in the Prospectus, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.


SWAP OPTIONS.

    Each Bond Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.


CAPS AND FLOORS.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.


RISKS ASSOCIATED WITH SWAPS.

    The risks associated with interest rate swaps and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.


SMALL, UNSEASONED COMPANIES.

     Each Stock Fund may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and price volatility of the former, each Stock Fund, other then the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


     CONVERTIBLE SESCURITIES.

     Each Stock Fund and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.


     WARRANTS.

     Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Each Stock Fund may invest up to 2% of its assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


FOREIGN SECURITIES.

     Each Stock Fund and the Strategic Income Fund may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth and Emerging Growth Funds, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

     -    reduction of income by foreign taxes;

     - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

     -    transaction charges for currency exchange;

     -    lack of public information about foreign issuers;

     - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

     -    less volume on foreign exchanges than on U.S. exchanges;

     - greater volatility and less liquidity on foreign markets than in the U.S.;

     - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

     -    greater difficulties in commencing lawsuits against foreign issuers;

     - higher brokerage commission rates and custodial costs than in the U.S.;

     - increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

     - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

     -    differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

     Foreign securities that a fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.


DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

    As stated in the Prospectus, the Strategic Income Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, the Fund is not restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

     The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

     -    any collateralized repayment of principal at final maturity;

     -    the collateralized interest payments;

     -    the uncollateralized interest payments; and

     - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or

"forward" contract). It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers.
A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Subadviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the

Subadviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Subadviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.


LOANS OF PORTFOLIO SECURITIES.

    Each Fund may lend its portfolio securities, subject to the restrictions stated in the Prospectus, to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Company, the Adviser or the Stock Funds' Subadviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.


BORROWING.

    From time to time, the Atlas Global Growth Fund, Atlas Strategic Income
Fund and the Atlas Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.


ILLIQUID AND RESTRICTED SECURITIES.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A as explained in the Prospectus) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

    The Atlas Bond and Stock Funds may invest in zero coupon securities issued by the U.S. Treasury or by corporations. The Municipal Bond Funds may invest in zero coupon securities issued by municipalities. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debenture that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.


DEBT SECURITIES OF U.S. COMPANIES.

    The Strategic Income Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value;

the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.


PREFERRED STOCKS.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


PARTICIPATION INTERESTS.

    The Strategic Income Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Fund's Subadviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.


ASSET-BACKED SECURITIES.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.


SHORT SALES AGAINST-THE-BOX.

    In such short sales, while the short position is open, the Atlas Stock Funds must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.


MUNICIPAL OBLIGATIONS.

    Municipal securities will be purchased by the Municipal Funds. Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

    Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.


     MUNICIPAL NOTES.

    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolios of the Atlas National Municipal Money Fund and the Atlas California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

    TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

    BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.


     MUNICIPAL COMMERCIAL PAPER.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


     FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.

    The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate.

    Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Investment Adviser, be equivalent to the quality standard prescribed for the Funds. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.

    The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


     INSURANCE.

    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon. A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer. The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves may vary from company to company. Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security. Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.


     PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS.

    The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Statement of Additional Information. While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

    California is the most populous state in the nation with a total population at the 1990 Census of 29,976,000. The State now comprises 12.3% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, from 1990-1993 California suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% at the worst of the recession. Recent economic reports indicate that, while the rate of economic growth is expected to moderate over the next three years, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

     The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

     The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October, 1998.

     The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

     The Governor's proposed budget for fiscal year 1999-2000 proposes total State spending of $76.2 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.1% from the 1998-1999 budget. This total includes $60.5 billion in General Fund spending (a 3.8% increase) and $15.7 in special funds spending. The Governor's proposed budget anticipates a $415 million reserve by the close of the fiscal year. The proposed budget addresses an anticipated funding shortfall of $2.3 billion (which includes funds to rebuild the reserve) through a combination of new state and federal resources, the rescheduling of certain expenditures, under budgeting certain expenditures, spending cutbacks, and savings assumptions.

    Because of the State of California's continuing budget problems, the rating on the State's general obligation bonds was downgraded in July 1994 from Aa to A1 by Moody's Investors Service, Inc., from A+ to A by Standard & Poor's Corporation and from AA to A by Fitch Investors Service, Inc. All three rating agencies expressed uncertainty about the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their rating from A to A+. In October, 1997, Fitch raised its rating from A+ to AA-referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

    On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

    Los Angeles County, the nation's largest county, has also experienced financial difficulty. It has not yet recovered from the ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In April 1998, the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-99 budget, which would be 5.3% larger than the 1997-98 budget, and which would not require cuts in services and jobs to close a projected deficit. In June 1998, the Los Angeles County Board of Supervisors approved an approximately $13.6 billion 1998-99 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget. In December 1998, Moody's raised the ratings on the County's general obligation bonds to A1 from A2.

     In October 1997, the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies.

    In addition to this current information, future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

    Certain debt obligations held by the California Funds may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

    In addition, the California Constitution limits the taxing and spending powers of the State of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation to repay outstanding debt, and to spend such revenues over a predetermined limit.

    Certain debt obligations held by the California Funds may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. The California Constitution limits ad valorem real property taxes, and imposes super-majority approval requirements for additional real property taxes, and the ability of California issuers to raise revenues through such taxes to repay outstanding debt is limited.

    Certain debt obligations in which the California Funds invest may be payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. The following paragraphs describe a number of such provisions, but do not purport to be a complete description of all of them.

    Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss. Moreover, the lessee only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessee is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Funds would not be paid in a timely manner.

    Certain debt obligations held by the California Funds may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

    Debt obligations payable solely from revenues of health care institutions may also be insured by the state. However, no guarantee exists that adequate reserve funds will be appropriated for such insurance.

    Certain debt obligations held by the California Funds may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations.

    Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

    Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the period beginning with the recordation of a formal notice of default and ending five business days prior to the date of sale, the debtor is entitled to reinstate the mortgage by making any overdue payments.

    Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting a notice of sale for at least 20 days after expiration of the three-month period following the recordation of the formal notice of default and by publishing a copy once a week during that period. Therefore, the effective minimum period of foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

    In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

    Certain debt obligations held by the California Funds may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

    Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.


                         FUNDAMENTAL INVESTMENT RESTRICTIONS


    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the Investment Company Act of 1940 ["1940 Act"]) to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Funds.

    (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities; and (iii) the obligations of domestic banks (with respect to the Money Funds). For purposes of this policy, the Funds have adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3) Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Atlas Balanced Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, the Atlas Emerging Growth Fund and the Atlas Strategic Income Fund have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4) Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid. The Atlas Global Growth Fund has adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval. The Atlas Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5) Invest in companies for the purpose of exercising control or management.

    (6) Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to
(i) the purchase and sale of options on securities and options on indexes and
(ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Atlas Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser or a Subadviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Company.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Company or the Investment Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets. This restriction shall not apply to the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or
(ii) in connection with a merger, acquisition or consolidation with such a company.

     (17) Conduct its investment program in a manner inconsistent with prudent investment management.

    A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions.
A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus. A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Company has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of
Section 12(d)(1) of the 1940 Act.

                                  PORTFOLIO TURNOVER


    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%.

    Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds. To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts). To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).

                              MANAGEMENT OF THE COMPANY


ORGANIZATION.

     Atlas Assets, Inc. (the "Company") is an open-end, management investment company, or mutual fund, offering twelve portfolios (the "Atlas Funds"). The Company was organized as a Maryland corporation on November 17, 1987 and began operations on January 10, 1990.

     Each Atlas Fund, with the exception of the California Municipal Money Fund and the California Municipal Bond Fund, (the "California Funds") is "diversified." This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

     The California Funds are classified as "non-diversified" under the Investment Company Act of 1940, due to the limited number of securities available to meet their investment objectives. This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer. Each California Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor. The Atlas California Municipal Bond Fund may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.

     The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the activities of the Company and the actions of the service providers to the Funds.

     The Company's Board of Directors has authorized two classes of stock (Class A and Class B) for each Fund, which constitute the Company's shares of capital stock. Each class has different dividends, distributions and expenses and may have different net asset values. Class B shares will automatically convert to Class A shares sixty months after an investor's purchase order for Class B shares is accepted.

     The Company does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Directors or as required by the 1940 Act or other applicable law. Shareholder meetings may be called for such matters as electing Directors, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters. Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the stockholders, the holders of separate Classes of shares of a Fund vote together as a single Class. A meeting must be held within 60 days in the event that, at any time, less than a majority of the Directors holding office were elected by shareholders. Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.


DIRECTORS AND OFFICERS.

    The Directors and officers of Atlas Assets, Inc. (the "Company"), their business addresses and principal occupations during the past five years are:


                                     Positions                 Principal Occupations
 Name, Age and Address                 Held                   and Business Experience
----------------------------      -----------------        ------------------------------
Marion O. Sandler, 68 (1)         Director, Presi-         Chairman of the Board and
1901 Harrison Street              dent and Chief           Chief Executive Officer of
Oakland, CA  94612                Executive Officer        World Savings and Loan
                                                           Association ("World Savings"),
                                                           and Golden West Financial
                                                           Corporation ("GWFC").
                                                           President and Chief Executive
                                                           Officer of Atlas Advisers, Inc.
                                                           ("Adviser") and Atlas
                                                           Securities, Inc. ("Distributor")

Barbara A. Bond, 52 (2)(3)        Director                 Certified Public Accountant/
Hood and Strong                                            Tax Partner of Hood and Strong
101 California Street
San Francisco, CA  94111

Russell W. Kettell, 55 (1)        Director                 President of GWFC and Senior
1901 Harrison Street                                       Executive Vice President of
Oakland, CA  94612                                         World Savings

Julian A. Lerner, 73 (2)(3)       Director                 Trustee, American Skandia Advisor
One Spurling Plaza, Suite 208                              Funds, Inc. and American Skandia
12850 Spurling Road                                        Master Trust since May, 1997;
Dallas, Texas 75230                                        Trustee, American Skandia Trust
                                                           since September, 1996; Trustee, IDEX
                                                           Series Fund since March, 1996;
                                                           January, 1995 - March, 1996 Investment
                                                           Consultant; 1986-1995 Senior Vice
                                                           President and Portfolio Manager of
                                                           AIM Charter Fund and AIM Summit Fund;
                                                           1990-1993 Portfolio Manager to Atlas
                                                           Growth and Income Fund

David J. Teece, 50 (2)(3)         Director                 Professor, Haas School of Business,
University of California                                   and Director, Institute of Management,
IMIO #1930                                                 Innovation and Organization, University
Haas School of Business S-402                              of California, Berkeley. Chairman of the
Berkeley, CA  94720                                        Board of LEGG, Inc., a New York Stock
                                                           Exchange listed professional services
                                                           firm


                                     Positions                 Principal Occupations
 Name, Age and Address                  Held                  and Business Experience
----------------------------      -----------------        ------------------------------
Julius Louis Helvey, 66 (1)       Executive Vice           Executive Vice President
1901 Harrison Street              President and            of World Savings, GWFC,
Oakland, CA  94612                Chief Financial          Adviser and Distributor
                                  Officer


Larry E. LaCasse, 55 (1)          Group Senior Vice        1992 to present - Group
794 Davis Street                  President and            Senior Vice President of
San Leandro, CA 94577             Chief Operating          the Adviser and the Distri-
                                  Officer                  butor; 1988 to Present -
                                                           Chief Operating Officer of
                                                           the Adviser and the Distri-
                                                           butor; 1988 - 1991 Senior
                                                           Vice President of the
                                                           Adviser and the Distributor

Steven J. Gray, 43 (1)            Vice President,          1992 to present - Vice President,
794 Davis Street                  Chief Legal              Chief Legal Counsel and Secretary
San Leandro, CA 94577             Counsel, and             of Adviser and Distributor
                                  Secretary

---------------

   (1) Director or officer who is an "interested person" of the Company due to his affiliation with the Company's investment manager.

   (2)  Member of the Contracts Committee.

   (3)  Member of the Audit Committee.



     As of March 31, 1999, Golden West Financial Corporation, 1901
Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of ________% of the Class A shares outstanding of the Atlas Emerging Growth Fund and ___________% of the total shares of that Fund. In addition, as of such date, the Distributor owned beneficially and of record an aggregate of _______% of the Atlas U.S. Treasury Money Fund Class A shares outstanding. Because of these combined holdings, Golden West Financial Corporation may be deemed to "control" those Funds under the 1940 Act.

    As of March 31, 1999, officers and directors as a group owned approximately ___________% of the shares of the Atlas California Municipal Money Fund, but owned less than 1% of each class of the shares of each of the other Funds. The officers and directors as a group owned ___________% of the Company's shares in total.


    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 1998 to the Directors who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Directors for service on the Company's Board and that of all other funds in the "Company complex", (of which there currently are none, as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                                  Total
                                      Pension or                  Compensation
                                      Retirement                  from
                                      Benefits       Estimated    Company and
                                      Accrued as     Annual       Company
                       Aggregate      Part of        Benefits     Complex
                       Compensation   Company        Upon         Paid to
Name                   from Company   Expenses       Retirement   Directors
----                   ------------   ----------     ----------   ------------
Barbara A. Bond         $______       None           N/A          $______(13)*

Julian A. Lerner        $_____        None           N/A          $ _____(13)*

David J. Teece          $______       None           N/A          $______(13)*

Marion O. Sandler       None          None           N/A          None

Russell W. Kettell      None          None           N/A          None

*  Indicates total number of funds in Company complex.


                        INVESTMENT ADVISORY AND OTHER SERVICES

    Atlas Advisers, Inc. ("Investment Adviser"), a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Company. Golden West Financial is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Company has entered into an Investment Advisory Agreement with the Investment Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company, at a meeting held on November 23, 1998.

     The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

    The directors and officers of the Investment Adviser are: Marion O. Sandler (Director, President and Chief Executive Officer), James T. Judd (Director), Dirk S. Adams (Director), Julius Louis Helvey (Group Senior Vice President and Chief Financial Officer), Larry E. LaCasse (Group Senior Vice President and Chief Operating Officer), and Steven J. Gray (Vice President, Chief Legal Counsel and Secretary).

    Under the Advisory Agreement, the Investment Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Investment Adviser calculates and administers this expense limitation separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses. Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Investment Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expenses of certain Funds during the fiscal year ending December 31, 1999, in order to cap operating expenses at levels set forth in the current prospectus.

     For the fiscal years ended December 31, 1996, 1997 and 1998, the Adviser received management fees in the amount of $4,356,766, $5,138,083 and $6,391,515, respectively. Such amounts were net of management fee waivers in the amount of $347,612, $434,218 and $356,232, respectively. Each Fund pays the Adviser a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:



                                                ASSETS    ASSETS OVER   ASSETS
                                                 UP TO    $100 MILLION   OVER
                                                 $100      AND UP TO     $500
 FUNDS                                          MILLION   $500 MILLION  MILLION
 -----                                          -------   ------------  -------
 Money Funds                                     .50%         .50%       .475%
 Bond Funds (other than the Strategic            .55%         .55%       .50%
    Income Fund)
 Strategic Income Fund                           .75%         .70%       .65%
 Stock Funds                                     .70%         .60%       .50%
    (other than the Global Growth and
     Emerging Growth Funds)
 Global Growth and Emerging Growth Funds         .80%         .75%       .70%

The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.


SUBADVISERS.

    Boston Safe Advisors, Inc. ("Boston Advisors") serves as Subadviser to the Company with respect to the Municipal Funds pursuant to a Subadvisory Agreement dated May 21, 1993. The Subadvisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company, at a meeting held on November 23, 1998, and by shareholders of the Municipal Funds at a meeting held on March 17, 1993.

    The Adviser pays Boston Advisors for its portfolio management services out of the management fees the Adviser receives from the Funds. For the fiscal years ended December 31, 1996, 1997 and 1998, Boston Advisors received subadvisory fees in the amount of $520,863, 518,113 and $530,502, respectively. Boston Advisor's parent company, The Boston Company, Inc., is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.

     OppenheimerFunds, Inc. ("Oppenheimer") serves as Subadviser to the Company with respect to the Stock Funds and the Strategic Income Fund pursuant to a Subadvisory Agreement dated October 1, 1993 (the "Oppenheimer Subadvisory Agreement"), which was last approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company at a meeting held on November 23, 1998 with respect to each of the Stock Funds and the Strategic Income Fund. The shareholders of the Atlas Growth and Income Fund approved the Oppenheimer Subadvisory Agreement at a meeting on September 29, 1993. The Adviser pays Oppenheimer for its portfolio management services out of the management fees the Adviser receives from the Funds. For the fiscal years ended December 31, 1996, 1997 and 1998, Oppenheimer received subadvisory fees in the amount of $504,602, $921,523 and $1,397,785, respectively.

     Each Subadvisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or
(ii) the vote of a majority of directors who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that the Company or Atlas Advisers, Inc. has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Subadviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Subadvisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


PRINCIPAL UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS.

     The Company has adopted a Principal Underwriting Agreement with Atlas Securities, Inc. (the "Distributor"), 794 Davis Street, San Leandro, California, which serves as the sole underwriter and distributor of each Fund's shares. The Distributor, like the Investment Adviser, is a wholly owned subsidiary of Golden West Financial Corporation. Pursuant to the Principal Underwriting Agreement, a commission is paid to the Distributor on a contingent deferred basis on the sale of Class B shares of the Bond and Stock Funds. During the fiscal years ended December 31, 1996, 1997 and 1998, the Distributor received and retained sales commissions from the Company for the sale of Class B shares in the amounts of $28,622, $61,415 and $_____________, respectively.

    As also described in the Prospectus, the Company has adopted separate Distribution Plans for Class A and Class B shares (the "Distribution Plans") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan for Class A shares, each Fund is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its Class A shares, which activities are summarized in the Prospectus. The Class A shares Distribution

Plan also provides that the Investment Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Company, its past profits or any other source available to it. During the fiscal year ended December 31, 1998, the Distributor received reimbursements for distribution expenses for Class A shares in the amount $_________.

    Payment under the Class A shares Distribution Plan in any year will be applied to distribution expenses incurred in that year and will not be used to pay for distribution expenses incurred, but unreimbursed, from previous years.

    Under the Distribution Plan for Class B shares, each Fund that has issued Class B Shares is authorized to spend up to 0.75% of its average daily net assets to compensate the Distributor for expenses incurred, and services and facilities provided, in distributing Class B Shares , including, but not limited to, payment of trail commissions and other payments to brokers, dealers, financial institutions or others who sell shares and/or service shareholder accounts; compensation to and expenses, including overhead and telephone expenses of the Distributor; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing and distribution of sales literature and advertising materials.

    The distribution fees payable to the Distributor under the Class B Plan are designed to compensate the Distributor for the expenses it incurs and the services it renders in distributing Class B shares of the Funds. However, because the Plan for Class B shares is a compensation plan, the distribution fees are payable even if the amount paid exceeds the Distributor's actual expenses, in which case the Distributor would make a profit. If in any year the Distributor's expenses incurred in connection with the distribution of Class B Shares of a Fund exceed the distribution fees paid by the Fund, the Distributor will recover such excess only if the Plan with respect to the Fund continues to be in effect in some later year when the distribution fees exceed the Distributor's expenses. There is no limit on the periods during which unreimbursed expenses may be carried forward, although the Company is not obligated to repay any unreimbursed expenses for a Fund that may exist at such time, if any, as the Class B shares Plan terminates or is not continued with respect to the Fund. No interest, carrying or finance charge will be imposed on any amounts carried forward. During the fiscal year ended December 31, 1998, the Distributor received distribution fees for Class B shares in the amount of $_______. As of such date, $_______ of unreinbursed expenses, representing [_____%] of the Funds' aggregate net asset value, was carried over to be paid in future years.

    The Distribution Plans are subject to annual renewal by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Directors"). In approving the Distribution Plans, the Directors determined that the Distribution Plans were in the best interests of the shareholders of the respective class of shares of each Fund adopting one or both of the Distribution Plans. Agreements related to the Distribution Plans must also be approved by such vote of the Directors and the Qualified Directors as described above.

    The Distribution Plans require that, at least quarterly, the Directors must review a written report prepared by the Chief Financial Officer of the Company enumerating the amounts expended and purposes therefor under each Distribution Plan. The Distribution Plans also require that, so long as they are in effect, the Qualified Directors shall have the authority to select and nominate other Qualified Directors on behalf of the full Board of Directors.


              EXECUTION OF PORTFOLIO TRANSACTIONS

    When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed with that broker-dealer. This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Investment Adviser or has sold shares of the Funds. Subject to the requirement of seeking the best available prices and execution, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Company. The Investment Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Investment Adviser. Total brokerage commissions paid by the Atlas Growth and Income Fund during the fiscal years ended December 31, 1996, 1997 and 1998 were $243,144, $360,735 and $_________, respectively.
Total brokerage commissions for the Atlas Balanced Fund for the fiscal years ended December 31, 1996, 1997 and 1998 were $10,248, $13,226 and $___________, respectively. Total brokerage commissions paid by the Atlas Strategic Growth Fund were $63,883, $125,727 and $________, respectively. Total brokerage commissions paid by the Atlas Global Growth Fund for the period April 30, 1996 (effective date of registration) to December 31, 1996, and for the fiscal years ended December 31, 1997 and 1998 were $52,719, $88,161 and $_________, respectively. Total brokerage commissions paid by the Atlas Emerging Growth Fund for the period April 30, 1997 (effective date of registration) to December 31, 1997, and for the fiscal year ended December 31, 1998 was $9,549 and $_________, respectively. Broker-dealers used by the Stock

Funds' Subadviser to execute portfolio transactions for the Funds provide research services to the Subadviser.Transactions in the other Funds were on a principal basis.

    The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions. The Stock Fund will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

    There are occasions on which the Investment Adviser or a Subadviser, on behalf of the Company may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Investment Adviser or a Subadviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser or a Subadviser. Although such concurrent trading potentially could be either advantageous or disadvantageous to the Company, they will be effected only when the Investment Adviser or a Subadviser believes that to do so is in the best interests of the Company. When such concurrent trading occurs, the Investment Adviser or a Subadviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Company and the other parties involved.


                                    HOW TO INVEST


PRICES OF SHARES.

    The price to be paid by an investor for shares of a Fund, after receipt by the Funds' Shareholder Services Agent of a request in good order, is the next determined net asset value per share of Class A and Class B shares which the Company calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     BOND FUNDS.

    1. The Company values portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Investment Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Company amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

    2. The Company values long-term fixed-income obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. In circumstances where the Investment Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used.

    3. The Company deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    4. Where market quotations are not readily available, the Company values securities (including restricted securities which are subject to limitations as to their sale) at fair value pursuant to methods approved by the Board of Directors.

    5. The fair value of any other assets is added to the value of securities, as described above to arrive at total assets.

    6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

    7. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.


     MONEY MARKET FUNDS.

    It is the Company's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

    The portfolio instruments of the Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act.

    Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Directors, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two national statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Subadviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality. In accordance with the rule the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Directors. In the event the Board of Directors determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

     THE STOCK FUNDS.

    The Company values portfolio securities of the Stock Funds listed or traded on an exchange, at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Directors some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Directors to be the primary market for such security. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board. All other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board.

    For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.


DUAL CLASS METHODOLOGY.

The methodology for calculating the net asset value, dividends and distributions of Funds' Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the ratio of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Additional Statements and other materials for current shareholders, (iv) fees to unaffiliated Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs,
(viii) interest, taxes and brokerage commissions, and (ix) nonrecurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


PAYMENT AND TERMS OF OFFERING.

    Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Assets, Inc. and sent to the Shareholder Services Agent. As a condition of this offering, if the Company cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Company shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Company for the loss incurred. The Company may prohibit future orders from investors whose purchase orders have been cancelled due to nonpayment. The Distributor or the Investment Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

     The Company reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement. The Company may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs. For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, directors, current or retired employees of Golden West Financial Corporation and its operating subsidiaries. An order to purchase shares is not binding on the Company until the Shareholder Services Agent confirms it in writing (or by other arrangements made with the Company, in the case of orders utilizing wire transfer of funds) and the Company receives payment. Any purchase order or exchange may be rejected by the Company or the Distributor prior to confirmation, and the Company reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

THE SHAREHOLDER ACCOUNT.

    When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application. A shareholder will receive from the Shareholder Services Agent ("Agent") a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions. The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.


                       OTHER INVESTMENT AND REDEMPTION SERVICES


TELEPHONE REDEMPTIONS.

     When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Company a Securities Transaction Form indicating the names, titles and the required number of signatures authorized to act on its behalf. For a corporation, the authorization form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

    Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Shareholder Services Agent. The Shareholder Services Agent and the Company reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.


REDEMPTIONS IN KIND.

    It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Directors of the Company, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund. The Company would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when they sell these securities. If the Company so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of a Fund at the beginning of such period.


CHECKWRITING REDEMPTIONS.

     The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association. A "check" is merely an instruction to the Shareholder Service Agent to process a redemption. Because the Shareholder Services Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

                                        TAXES


    Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, a Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.


    Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year.
The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

    To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

    Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

    If a shareholder exchanges or otherwise disposes of Class A shares of a Fund within 90 days of having acquired such shares, and if as a result of having acquired those shares the shareholder subsequently pays a reduced sales charge for shares of the same or a different Fund, then the sales charges previously incurred in acquiring the Fund's Class A shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other Fund shares.


LONG-TERM CAPITAL GAINS.

    Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of
portfolio securities.   Any dividend or capital gain distribution paid by a Fund
has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes. A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

CLASS B AUTOMATIC CONVERSION FEATURE.

    The conversion of Class B shares to Class A shares is based on the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. In the unlikely event that such a private letter ruling or opinion is no longer available, the automatic conversion feature may have to be suspended. In that case, Class B shares could then be exchanged for Class A shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee. However, such exchange would constitute a taxable event.


FOREIGN SHAREHOLDERS.

    Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.


OTHER MATTERS.

    Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could occur. Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.


TAX ASPECTS OF COVERED CALLS AND HEDGING TRANSACTIONS.

    Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

    Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.


SPECIAL TAX CONSIDERATIONS FOR THE MUNICIPAL FUNDS.


GENERAL.

    The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities. In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year. Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

    The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%. The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

    Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders. In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Municipal Funds would be taxed on any undistributed investment company taxable income. Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income. Similarly, distributions of capital gains, if any, will be taxable to shareholders. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.


CALIFORNIA.

     Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders. In any year in which a California Fund qualifies as a regulated investment company under the Internal Revenue Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends. If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax. Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

    In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

    Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.


OTHER MATTERS.

    Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the

Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

    Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.


SPECIAL TAX CONSIDERATIONS FOR THE TREASURY MONEY FUND.

    Income dividends on shares of the U.S. Treasury Money Fund are subject to federal income tax, but in most states are exempt from state personal income tax. This is the case in each state in which shares of the Funds are currently sold.

                                  * * *

    The foregoing is a general abbreviated summary of present United States federal income taxes; as to the Treasury Money Fund, of Arizona, California, Colorado, Kansas, Missouri and New Jersey income taxes; and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

                                ADDITIONAL INFORMATION


TRANSFER AGENT AND CUSTODIAN.

    State Street Bank and Trust Company acts as Transfer Agent for the Company's shares. Investors Bank & Trust Company acts as Custodian for securities and other assets of the Company.


INDEPENDENT AUDITORS.

    The Company's Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999. Deloitte & Touche LLP will conduct the annual audit of the Company, and will assist in the preparation of each Fund's federal and state income tax returns and consult with the Company as to matters of accounting and federal and state income taxation.


LEGAL OPINIONS.

    The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP also acts as legal counsel for the Company's Adviser and Distributor.


                                  INVESTMENT RESULTS


    The Company may from time to time include information on the investment results (current yield, effective yield, tax-equivalent yield, tax-equivalent effective yield, distribution rate, tax-equivalent distribution rate and total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.


TOTAL RETURN.

    The average annual compound rate of return ("T") of each class is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

                                     P(1+T)n = EV

    The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) for Class A shares, deduction of the maximum applicable sales charge, if any, from the $1,000 initial investment, and (2) for Class B shares, the payment of the contingent deferred sales charge of 3.0% for the first and second years, 2.0% for the third and fourth years, 1.0% in the fifth year and none thereafter, applied as described in the Prospectus. The formula also assumes reinvestment of all dividends and distributions at net asset value on the reinvestment date determined by the Board and a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five and ten-year periods for each class of shares after such a period has elapsed. In addition, a Fund may provide lifetime average total return figures for each class of shares.


    In addition to average annual returns, a Fund may quote unaveraged or cumulative total returns for each class reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information for Class A or Class B shares of a Fund may be quoted numerically or in a table, graph, or similar illustration. Performance information may be compared to the record of the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), the cost of living (measured by the Consumer Price Index, or CPI), and other widely recognized benchmark indicators over the same period. Tabular comparisons, hypothetical examples and explanatory illustrations may be used from recognized sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds and Inflation", which instead of comparing actual Fund performance, demonstrate performance of stocks, bonds, indices, averages, government or other securities, and other recognized benchmark economic and market indicators such as the rate of inflation. A Fund may have the ability to invest in securities not included in the S&P, DJIA or other indices and its investment portfolio may or may not be similar in composition to the indices. These indices and averages are based on the prices of unmanaged groups of stocks, and, unlike fund total returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

YIELDS.

    Current yield ("YIELD") is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the Securities and Exchange Commission:

                             A-B      6
                 YIELD = 2[(----- + 1)  - 1]
                              cd

Current yield may also be calculated on the basis of the net asset value per share rather than the public offering price.

    Income from "roll" transactions (the sale of mortgage backed or other securities together with an agreement, for which a Fund receives a fee, to purchase similar securities at a future date) is recorded for accounting purposes as interest income ratably over the term of each roll transaction and is included in net investment income for purposes of determining a Fund's yield.


MONEY FUNDS YIELDS.

    Current yield for the Money Funds will be calculated based on the net change, exclusive of capital charges, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.


TAX-EQUIVALENT YIELDS.

    Tax-equivalent yield for the Municipal Funds and the Treasury Money Fund will be computed by dividing that portion of the yield of the class of shares of the Fund which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of such class of shares of the Fund that is not tax-exempt.

TAX-EQUIVALENT EFFECTIVE YIELD.

    Tax-equivalent effective yield for the Municipal Funds and the Treasury Money Fund is calculated in the same way as tax equivalent yield, with the additional assumption that dividends and distributions are reinvested.


EFFECTIVE YIELDS.

    Effective yield and tax-equivalent effective yield will be calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.


DISTRIBUTION RATES.

    Distribution rates for the Bond and Stock Funds will be calculated by annualizing the aggregate per share dollar amount of actual distributions made over a 30 day period divided by the net asset value or public offering price per share at the end of the period.


TAX-EQUIVALENT DISTRIBUTION RATES.

    Tax-equivalent distribution rates for the Municipal Bond Funds will be computed by dividing that portion of the distribution rate of the class of shares of the Fund which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the distribution rate of such class of shares of the Fund that is not tax-exempt.


COMPARISONS.

    The Company may, from time to time, compare specific features of the Funds and/or each class of shares and their portfolios, including credit quality and maturity, to those available from comparable mutual funds.

The Company also may, from time to time, compare the results of an investment in Class A or Class B shares of one or more of the Funds with averages, rankings and indices, including, but not limited to the following:

    (1) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding collateralized mortgage obligations).

    (2) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the averaging period, the maximum rates paid on some savings deposits were fixed by law.

    (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

    (4) Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets, and publishes averages on broad based categories of mutual funds and indexes of cumulative total returns for various periods.

    (5) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

    The yields of the Money Funds may also be compared to the Donoghue's Money Fund Averages, which are averages compiled by IBC/Donoghue's Organization, Inc., a widely recognized independent monitor of the performance of money market mutual funds, to other Donoghue's rankings, to the average yield reported by the Bank Rate Monitor for money market deposit accounts and certificates of deposit offered by leading banks and thrift institutions in top standard metropolitan statistical areas, or to other widely recognized independent monitoring and ranking services and publications.

    The performance of a Fund's Class A or Class B shares may be compared to those of other mutual funds having similar objectives, expressed as an average or as a rating or ranking prepared by IBC/Donoghue Organization, Wiesenberger Investment Company Service, Lipper Analytical Services, Inc., CDA Investment Technologies, other recognized independent services which monitor the performance of mutual funds or other economic or market indicators from published sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds, Bills and Inflation". Similar comparisons may be made with respect to various benchmark securities, indices and averages which illustrate general market or economic performance. These comparisons may be illustrated by means of tables or of bar, pie, or mountain charts or other type of graphic illustration, numerically, or by means of hypothetical examples and illustrations from recognized sources. Performance will be calculated for each class of shares of a Fund by relating net asset value per share at the beginning of a period, assuming reinvestment of all gains, distributions and dividends paid during the period, to the net asset value at the end of the period.

    Indices, averages and rankings prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., Ibbotson Associates and other similar providers of financial research data, may be used, as well as information provided by the Board of Governors of the Federal Reserve System.

    Performance rankings, ratings, averages, indices and excerpts of comments, descriptions and other references or reviews of the Funds, their investment managers, policies, strategies, rankings, or other comparisons appearing in magazines, newspapers, investment newsletters, and other periodicals, including MONEY MAGAZINE, FORBES, FORTUNE, BUSINESS WEEK, WALL STREET JOURNAL, NEW YORK TIMES, LOS ANGELES TIMES, DALLAS MORNING NEWS, BARRONS, INVESTORS DAILY, MUTUAL FUND VALUES, FACTS, CHANGING TIMES, IBBOTSON ASSOCIATES, AND OTHERS may also be used.

    The performance of the Municipal Funds may also be compared to the following charts illustrating tax free and tax equivalent investment yields, which may be updated each year to reflect that year's current brackets and rates:


1999 FEDERAL TAX BRACKETS*

                  15.00%        28.00%         31.00%           36.00%          39.60%


Single Return  Up to $25,750  25,751-62,450  62,451-130,250  130,251-283,150  Over 283,150

Joint Return   Up to $43,050 43,051-104,050 104,051-158,550  158,551-283,150  Over 283,150

To Match a Tax
Free Yield of **   A taxable investment would have to pay:

    2.0%           2.35%           2.78%          2.90%             3.13%          3.31%

    3.0%           3.53%           4.17%          4.35%             4.69%          4.97%

    4.0%           4.71%           5.56%          5.80%             6.25%          6.62%

    5.0%           5.88%           6.94%          7.25%             7.81%          8.28%

    6.0%           7.06%           8.33%          8.70%             9.38%          9.93%

    7.0%           8.24%           9.72%         10.14%            10.94%         11.59%

    8.0%           9.41%          11.11%         11.59%            12.50%         13.25%


1999 FEDERAL AND CALIFORNIA COMBINED TAX BRACKETS*

Federal Rate          15.00%         15.00%         15.00%         15.00%         28.00%         28.00%         28.00%
California Rate        1.00%          2.00%          4.00%          6.00%          6.00%          8.00%          9.30%

                      15.85%         16.70%         18.40%         20.10%         32.32%         33.76%         34.70%
                      ------         ------         ------         ------         ------         ------         ------

Single Return         0-5,131     5,132-12,161   12,162-19,163  19,164-25,750  25,751-26,664  26,645-33,673  33,674-62,450

Joint Return          0-10,262   10,263-24,322   24,323-38,386  38,387-43,050  43,051-53,288  53,289-67,346 67,347-104,050


To Match a Tax
Free Yield of**       A taxable investment would have to pay:
    2.0%               2.38%          2.40%          2.45%          2.50%          2.96%          3.02%          3.06%
    3.0%               3.57%          3.60%          3.68%          3.75%          4.43%          4.53%          4.59%
    4.0%               4.75%          4.80%          4.90%          5.01%          5.91%          6.04%          6.13%
    5.0%               5.94%          6.00%          6.13%          6.26%          7.39%          7.55%          7.66%
    6.0%               7.13%          7.20%          7.35%          7.51%          8.87%          9.06%          9.19%
    7.0%               8.32%          8.40%          8.58%          8.76%         10.34%         10.57%         10.72%
    8.0%               9.51%          9.60%          9.80%         10.01%         11.82%         12.08%         12.25%



*Net amount subject to income tax after deductions and exemptions, based on 1998 California tax brackets.
**Tax Free yields and their taxable equivalents are shown as illustrations only. Actual yield will vary with market conditions. Some income may be subject to federal alternative minimum tax.


1999 FEDERAL AND CALIFORNIA COMBINED TAX BRACKETS*   (CONTINUED)

Federal Rate          31.00%           36.00%           39.60%
California Rate        9.30%            9.30%            9.30%

                      37.42%           41.95%           45.22%***
                      ------           ------          ---------

Single Return     62,451-130,250   130,251-283,150   Over 283,150

Joint Return     104,051-158,550   158,551-283,150   Over 283,150


To Match a Tax
Free Yield of**      A taxable investment would have to pay:
2.0%                   3.20%            3.45%            3.65%
3.0%                   4.79%            5.17%            5.48%
4.0%                   6.39%            6.89%            7.30%
5.0%                   7.99%            8.61%            9.13%
6.0%                   9.59%           10.34%           10.95%
7.0%                  11.19%           12.06%           12.78%
8.0%                  12.78%           13.78%           14.60%

*Net amount subject to income tax after deductions and exemptions, based on 1998 California tax brackets.
**Tax Free yields and their taxable equivalents are shown as illustrations only. Actual yield will vary with market conditions. Some income may be subject to federal alternative minimum tax.
***Adjustments resulting from the personal exemption phaseout and reduction of itemized deductions for high income individuals, described on the following page, may result in an effective top combined marginal rate greater than 45.22%.


INCREASE IN MARGINAL TAX RATE

Based on adjusted gross income.
Reduction in Itemized Deductions:  (See note 1 below.)



                                     AGI                    AGI
                                  $126,660                 Above
                                  and below               $126,660
                                  ---------      -------------------------
Rate Bracket                                     31.0%     36.0%     39.6%
                                                 -----     -----     -----
Joint Return                         0%           .93%     1.08%     1.19%
Single Return                        0%           .93%     1.08%     1.19%


Personal Exemption Phaseout:  (See note 2 below.)

                              Adjusted Gross
                                  Income                Rate Bracket
                              --------------     -------------------------
                                                 31.00%    36.00%    39.6%
                                                 ------    ------    -----
Joint Return                 $189,950-312,450     N/A       1.58%     0***
Single Return                $126,600-249,100     0.68%     0.79%     0**


NOTE 1:  ITEMIZED DEDUCTIONS REDUCED


    For 1999, a taxpayer (single or married filing jointly) whose AGI exceeds $126,600 must reduce his itemized deductions by 3% of this excess adjusted gross income (AGI-$126,600). This reduction is limited to 80% of his itemized deductions. Medical expenses, investment interest, casualty losses, and wagering losses to the extent of wagering gains are exempted from the 3% reduction. This reduction in the deductibility of itemized deductions causes a taxpayer's marginal tax rate to increase as shown above.


NOTE 2:  PERSONAL EXEMPTION PHASEOUT

    For 1999, the deduction for personal exemptions is reduced for high-income taxpayers. This reduction affects taxpayers whose adjusted gross income (AGI) exceeds $189,950 for those who file joint returns and $126,600 for single taxpayers. This phaseout increases the marginal tax rate as shown above.


** Single taxpayers with taxable incomes of more than $283,150, who are therefore in the 39.6% bracket, will have AGIs above the $249,100 level at which personal exemptions are fully phased out.


*** Married taxpayers with taxable incomes of more than $283,150, who are therefore in the 39.6% bracket, will typically have AGIs above the $312,450 level at which personal exemptions are fully phased out.

The performance of the Treasury Money Fund may be compared to the following Tax Equivalent Performance Chart for State and Local Tax-Exempt Investments.


TO MATCH
A STATE
AND LOCAL
TAX-FREE            AN INVESTMENT, TAXABLE AT THE MAXIMUM TAX RATE
YIELD OF:           FOR EACH STATE, WOULD HAVE TO PAY:
             AZ        CA        CO        FL        KS        MO        NJ        TX

  2.00%     2.11%     2.21%     2.11%     2.00%     2.14%     2.13%     2.14%     2.00%
  3.00%     3.16%     3.31%     3.16%     3.00%     3.21%     3.19%     3.20%     3.00%
  4.00%     4.21%     4.41%     4.21%     4.00%     4.28%     4.26%     4.27%     4.00%
  5.00%     5.27%     5.51%     5.26%     5.00%     5.34%     5.32%     5.34%     5.00%
  6.00%     6.32%     6.62%     6.32%     6.00%     6.41%     6.38%     6.41%     6.00%
  7.00%     7.37%     7.72%     7.37%     7.00%     7.48%     7.45%     7.48%     7.00%
  8.00%     8.42%     8.82%     8.42%     8.00%     8.55%     8.51%     8.54%     8.00%


1999 STATE TAX BRACKETS

ARIZONA RATE         2.87%            3.20%            3.74%            4.72%            5.04%
Single Return      0-10,000       10,001-25,000    25,001-50,000   50,001-150,000    Over 150,000
Joint Return       0-20,000       20,001-50,000   50,001-100,000   100,001-300,000   Over 300,000

CALIFORNIA RATE     1.00%            2.00%            4.00%            6.00%            8.00%              9.30%
Single Return       0-5,131       5,132-12,161     12,162-119,193   19,194-26,644    26,645-33,673       Over 33,673
Joint Return       0-10,262      10,263-24,322     24,323-38,386    38,387-53,288    53,289-67,346       Over 67,346

COLORADO RATE       5.00%

FLORIDA RATE        0.00%

KANSAS RATE         3.50%            6.25%.           6.45%.
Single Return      0-15,000      15,001-30,000      Over 30,000
Joint Return       0-30,000      30,001-60,000      Over 60,000

MISSOURI RATE       1.50%            2.00%            2.50%            3.00%            3.50%             4.00%           4.50%
For Each Person     0-1,000        1,001-2,000      2,001-3,000      3,001-4,000      4,001-5,000       5,001-6,000    6,001-7,000

                    5.00%            5.50%            6.00%
                   7,001-8,000     8,001-9,000      Over 9,000

                    4.500%           5.000%           5.500%           6.000%
                  6,001-7,000      7,001-8,000      8,001-9,000      Over 9,000

NEW JERSEY RATE     1.400%           1.750%           2.450%           3.500%           5.525%            6.370%
Single Return      0-20,000       20,001-35,000         N/A         35,001-40,000    40,001-75,000      Over 75,000
Joint Return       0-20,000       20,001-50,000    50,001-70,000    70,001-80,000   80,001-150,000     Over 150,000

TEXAS RATE          0.000%

INVESTMENT RESULTS.

     The Investment results for each class of shares of a Fund will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the class or the Fund, so that any total return figure should not be considered representative of what an investment in a class of shares of a Fund may earn in any future period. An investor should consider these factors and possible differences in calculation methods when comparing a class of shares of the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. An investor should also consider a Fund's results relative to the risks associated with a Fund's investment objective and policies.


YIELDS (7 DAYS ENDING DECEMBER 31, 1998)


                                                          Atlas          Atlas
                            Atlas          Atlas          U.S.           U.S.
                         California      National       Treasury       Treasury
                          Municipal      Municipal        Money          Money
                            Money          Money          Fund           Fund
                            Fund           Fund          Class A        Class B
                            ----           ----          -------        -------
7-day Yield                 3.02%          3.20%          3.95%          3.20%
7-day Effective             3.06%          3.25%          4.02%          3.25%
7-day Tax Equivalent        5.59%          5.38%            *             **

*AZ = 4.26%; CA = 4.43%; CO = 4.23%; KS = 4.36%; MO = 4.28%; NJ = 4.29%
**AZ = 3.44%; CA = 3.58%; CO = 3.42%; KS = 3.52%; MO = 3.46%; NJ = 3.47%


YIELDS (30 DAYS ENDING DECEMBER 31, 1998)


                                                Atlas
                     Atlas        Atlas      U.S. Gov. &     Atlas                    Atlas
                  California    National      Mortgage     Strategic      Atlas     Growth &
                   Municipal    Municipal    Securities     Income      Balanced     Income
     Class A       Bond Fund    Bond Fund       Fund         Fund         Fund        Fund
     -------       ---------    ---------       ----         ----         ----        ----
30-day Yield         3.61%        3.92%         6.03%        7.24%        3.22%       1.12%
30-day Tax
   Equivalent        6.59%        6.49%          N/A          N/A          N/A         N/A


YIELDS (30 DAYS ENDING DECEMBER 31, 1998)



                                               Atlas
                     Atlas        Atlas     U.S. Gov. &      Atlas                    Atlas
                  California    National     Mortgage      Strategic      Atlas     Growth &
                   Municipal    Municipal   Securities      Income      Balanced     Income
     Class B       Bond Fund    Bond Fund      Fund          Fund         Fund        Fund
     -------       ---------    ---------      ----          ----         ----        ----
30-day Yield         3.11%        3.41%        5.52%         6.49%        2.71%        0.55%
30-day Tax
   Equivalent        5.68%        5.65%         N/A           N/A          N/A         N/A


TOTAL RETURN (FROM INCEPTION OF OPERATIONS TO DECEMBER 31, 1998)


                                                 Atlas
                     Atlas         Atlas      U.S. Gov. &
                  California     National      Mortgage
                   Municipal     Municipal    Securities
     Class A       Bond Fund     Bond Fund       Fund
     -------       ---------     ---------       ----
One Year             5.94%         5.70%         6.06%
Five Years           5.13%         5.23%         6.03%
Since Inception      7.66%         7.81%         7.94%


                     Atlas        Atlas                     Atlas        Atlas     Atlas
                   Strategic    Growth &       Atlas      Strategic     Global    Emerging
                    Income       Income      Balanced      Growth       Growth     Growth
     Class A         Fund         Fund         Fund         Fund         Fund       Fund
     -------       ---------      ----       ---------      ----         ----       ----
One Year             4.03%       25.83%        8.63%       11.222%       16.19%     5.77%#
Five Years            N/A        20.19%       13.93%       17.58%         N/A       N/A
Since Inception      8.60%       18.39%       13.09%       17.10%       19.30%      20.99%


# Aggregate return since inception, April 30, 1997.


TOTAL RETURN (FROM INCEPTION OF OPERATIONS TO DECEMBER 31, 1998)



                                                   Atlas
                        Atlas        Atlas      U.S. Gov. &
                     California    National      Mortgage
                      Municipal    Municipal    Securities
     Class B          Bond Fund    Bond Fund       Fund
     -------          ---------    ---------       ----
One Year                2.41%        2.08%         2.54%
Since Inception (1)     6.09%        6.26%         7.10%


                        Atlas        Atlas        Atlas        Atlas        Atlas       Atlas
                      Strategic    Growth &       Atlas      Strategic     Global      Emerging
                       Income       Income      Balanced      Growth       Growth       Growth
     Class B            Fund         Fund         Fund         Fund         Fund         Fund
     -------            ----         ----         ----         ----         ----         ----
One Year               0.35(3)     22.14%        5.04%        7.39%        12.58%        2.18(4)
Since Inception (1)    7.07%       23.74%       15.41%       19.39%        18.02%(2)    18.61%

(1)  Aggregate return since July 1, 1994, except for Global Growth Fund.
(2)  Aggregate return since effective date of registration, April 30, 1996.
(3)  Aggregate return since inception, May 20, 1996.
(4)  Aggregate return since inception, April 30, 1997.

                                 FINANCIAL STATEMENTS


    The Company's audited financial statements for its fiscal year ended December 31, 1998, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 1998 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the Securities and Exchange Commission. Any person not receiving the Annual Report previously or with this Statement should call or write the Company to obtain a free copy.

                                       APPENDIX

                               INDUSTRY CLASSIFICATIONS


Aerospace/Defense                      Food
Air Transportation                     Gas Utilities*
Auto Parts Distribution                Gold
Automotive                             Health Care/Drugs
Bank Holding Companies                 Health Care/Supplies & Services
Banks                                  Homebuilders/Real Estate
Beverages                              Hotel/Gaming
Broadcasting                           Industrial Services
Broker-Dealers                         Insurance
Building Materials                     Leasing & Factoring
Cable Television                       Leisure
Chemicals                              Manufacturing
Commercial Finance                     Metals/Mining
Computer Hardware                      Nondurable Household Goods
Computer Software                      Oil - Integrated
Conglomerates                          Paper
Consumer Finance                       Publishing/Printing
Containers                             Railroads
Convenience Stores                     Restaurants
Department Stores                      Savings & Loans
Diversified Financial                  Shipping
Diversified Media                      Special Purpose Financial
Drug Stores                            Specialty Retailing
Drug Wholesalers                       Steel
Durable Household Goods                Supermarkets
Education                              Telecommunications - Technology
Electric Utilities                     Telephone - Utility
Electrical Equipment                   Textile/Apparel
Electronics                            Tobacco
Energy Services & Producers            Toys
Entertainment/Film                     Trucking
Environmental


---------------------------
*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

                                     PART C

                                   ATLAS FUNDS


                         ------------------------------



                                OTHER INFORMATION

                         ------------------------------

                               ATLAS ASSETS, INC.


                            PART C: OTHER INFORMATION


Item 23.  EXHIBITS:

          (a). (1)  Articles of Incorporation for the Registrant. (1)

               (2)  Articles of Amendment for the Registran. (1)

               (3)  Articles Supplementary for the Atlas California Double
               Tax Free Money Fund, the Atlas Tax Free Money Fund, the Atlas California Double Tax Free Income Fund, the Atlas Tax Free
               Income Fund and the Atlas U.S. Government and Mortgage Securities Fund. (1)

               (4) Articles Supplementary for the Atlas Growth and Income Fund. (1)

               (5) Amended Articles Supplementary changing the names of certain Atlas Funds as follows: Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, Atlas California Municipal Bond Fund, and Atlas National Municipal Bond Fund. (2)

               (6) Articles Supplementary for the Atlas U.S. Treasury Money Fund. (2)

               (7) Articles Supplementary for the Atlas U.S. Government Intermediate Fund (formerly the Atlas U.S. Treasury Intermediate
               Fund). (1)

               (8) Articles Supplementary for the Atlas California Insured Intermediate Municipal Fund. (1)

               (9) Articles Supplementary for the Atlas National Insured Intermediate Municipal Fund. (1)

               (10) Articles Supplementary for the Atlas Balanced Fund.(2)

               (11) Articles Supplementary for the Atlas Strategic Growth Fund. (2)

               (12) Articles Supplementary for classification of shares. (2)

               (13) Articles Supplementary for the Atlas Global Growth Fund. (1)

               (14) Articles Supplementary for the Atlas Strategic Income Fund. (1)

          (b). Bylaws for the Registrant. (2)

          (c). None.

          (d). (1) Investment Advisory Agreement dated January 12, 1990 between Atlas Advisers, Inc. and Registrant. (1)

               (2)  Amendment to Investment Advisory Agreement dated
               November 1, 1991 between Atlas Advisers, Inc. and Registrant. (2)

               (3) Form of Subadvisory Agreement between The Boston Company Advisors, Inc. and Registrant. (2)

               (4) Form of Subadvisory Agreement between OppenheimerFunds, Inc. and Registrant. (1)

               (5) Form of Waiver/Reinbursement Agreement between Atlas Advisors, Inc. and Registrant. (4)

          (e). Principal Underwriting Agreement dated January 12, 1990 between Atlas Securities, Inc. and Registrant. (2)

          (f). None.

          (g). (a) Custodian Contract dated November 1, 1995 between Investors Bank and Trust Company and Registrant. (1)

          (h). (a) Transfer Agency and Service Agreement dated January 12, 1990 between State Street Bank and Trust Company and Registrant. (2)

          (i). Opinion and Consent of Counsel. (3)

          (j). Consent of Independent Auditors.

          (k). None.

          (l). Investment Representations of Purchaser dated December 19, 1989 from Golden West Financial Corporation relating to initial shares. (2)

          (m). (1) Distribution Plan dated January 12, 1990 between Atlas Securities, Inc. and the Registrant. (1)

               (2) Distribution Plan dated February 18, 1994 for Class B Shares of the Registrant. (1)

          (n). None

          (o). Atlas Funds Multiple Class Plan adopted on August 11, 1995 pursuant to Rule 18f-3. (1)

          (p). Power of Attorney. (3)

--------------------

     (1) Incorporated by reference to Post-Effective Amendment No. 19 as filed on February 27, 1996.

     (2) Incorporated by reference to Post-Effective Amendment No. 21 as filed on April 14, 1997.

     (3) Incorporated by reference to Post-Effective Amendment No. 22 as filed on April 22, 1998.

     (4) To be filed in subsequent Post-Effective Amendment pursuant to Rule 485(b).

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


          Listed below are the direct or indirect wholly-owned subsidiaries of Golden West Financial Corporation.
                                                  STATE OF
               NAME                               INCORPORATION
--------------------------------------------      -------------
World Savings and Loan Association                *
World Savings Bank, FSB                           **
World Savings Bank, SSB                           Texas
Atlas Securities, Inc.                            California
Atlas Advisers, Inc.                              California
1901 Corporation                                  California
Commerce Invest Company of Shawnee, Inc.          Kansas
World Mortgage Company                            Colorado
Golden West Savings Association Service, Co.      California
First S&L Shares, Inc.                            Colorado

*  Federally chartered savings and loan association.
** Federally chartered savings bank.

Item 25.  INDEMNIFICATION


          Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a Maryland corporation such as Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding unless he acted in bad faith, or with active and deliberate dishonesty or otherwise as provided in such statute.

          The Maryland Code provisions also include, inter alia, authority to make advances of expenses pending resolution of the matter, to purchase insurance to cover the corporation and its agents, and a requirement to report instances of indemnification to the corporation's stockholders. In addition, directors and officers may in most cases be protected from the assessment of personal monetary liability in certain legal actions notwithstanding the availability or not of indemnification.

          Article VII(g) of the Articles of Incorporation of Registrant, as amended, contains indemnification and limitation provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended ("1940 Act") and to 1940 Act Release No. 11330 (September 4, 1980). These provisions will implement "reasonable and fair means" to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by
(a) a vote of a majority of a quorum of directors who are neither "interested persons" of the Registrant (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons by the Registrant's charter and bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

          Effective January 1990, Registrant and the interested Directors and officers of the Registrant obtained coverage under a Professional Indemnity insurance policy. The terms and conditions of policy coverage conform generally to the standard coverage available to the investment company industry. The coverage was renewed effective March 1998. Similar coverage is afforded the investment adviser and the principal underwriter and their Directors, officers and employees.

          To the extent permitted by the 1940 Act, the non-interested Directors may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Directors to the extent permitted by Delaware law.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          A.   INVESTMENT ADVISER--Atlas Advisers, Inc.

               See the material following the captions "What Companies are affiliated with the Funds?" appearing as a portion of Part A hereof, and "Management of the Company" and "Investment Advisory and Other Services" appearing as a portion of Part B hereof.

          B.   SUB-ADVISER--Boston Safe Advisors, Inc.

               The list required by this Item 28 of officers and directors of The Boston Company Advisors, Inc. ("Boston Advisors"), together with all other information required by this Item 28 including, but not limited to, any other business, profession, vocation or employment of a substantial nature engaged in by Boston Advisors and its officers and directors during the past two years, is incorporated by reference to the Form ADV filed by Boston Advisors (SEC File No. 801-14158).

          C.   SUB-ADVISER--OppenheimerFunds, Inc.

               The list required by this Item 28 of officers and directors of OppenheimerFunds, Inc. ("Oppenheimer"), together with all other information required by this Item 28 including, but not limited to, any other business, profession, vocation or employment of a substantial nature engaged in by Oppenheimer and its officers and directors during the past two years, is incorporated by reference to the Form ADV, as amended, filed by Oppenheimer (SEC File No.801-8253).


Item 27.  PRINCIPAL UNDERWRITERS


               (a)  None.

               (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:


                               Positions and            Positions and
 Name and Principal            Offices with             Offices with
 Place of Business             Underwriter              Registrant
--------------------          ---------------          ----------------

Marion O. Sandler             Chairman, Presi-         Chairman, Presi-
1901 Harrison Street          dent and Chief           dent and Chief
Oakland, CA  94612            Executive Officer        Executive Officer

James T. Judd                 Director                 N/A
1901 Harrison Street
Oakland, CA  94612

Dirk S. Adams                 Director                 N/A
1901 Harrison Street
Oakland, CA  94612

Julius Louis Helvey           Executive Vice           Executive Vice
1901 Harrison Street          President and Chief      President and Chief
Oakland, CA 94612             Financial Officer        Financial Officer

Larry E. LaCasse              Group Senior VIce        Group Senior Vice
794 Davis Street              President and Chief      President and Chief
San Leandro, CA 94577         Operating Officer        Operating Officer




W. Lawrence Key               Senior Vice              N/a
794 Davis Street              President-
San Leandro, CA 94577         National Sales
                              Manager

Steven J. Gray                Vice President,          Vice President,
794 Davis Street              Chief Legal Counsel      Chief Legal Counsel
San Leandro, CA 94577         and Secretary            and Secretary


               (c)  None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS


          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund Custodian, Investors Bank and Trust Company, 89 South Street, Boston, MA 02111.


Item 29.  MANAGEMENT SERVICES


               None.


Item 30.  UNDERTAKINGS


               (a) All previously furnished required undertakings have been satisfied.

               (b) All previously furnished required undertakings have been satisfied.

               (c) The Registrant undertakes to furnish copies of its latest annual report and semi-annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oakland, and the State of California, on the 1st day of February, 1999.


                                             ATLAS ASSETS, INC.
                                                (Registrant)



                                        By: Marion O. Sandler *
                                            -------------------------
                                            Marion O. Sandler
                                            Chairman, Chief Executive
                                            Officer and President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Marion O. Sandler *           Chief Executive               February 1, 1999
-------------------------     Officer, President,           -----------------
Marion O. Sandler             and Chairman                       Date

Julius Louis Helvey *         Chief Financial               February 1, 1999
-------------------------     Officer and Group             -----------------
Julius Louis Helvey           Senior Vice President              Date

Russell W. Kettell *          Director                      February 1, 1999
-------------------------                                   -----------------
Russell W. Kettell                                               Date


                              SIGNATURES CONTINUED


Barbara A. Bond *             Director                      February 1, 1999
-------------------------                                   -----------------
Barbara A. Bond                                                  Date


Julian A. Lerner *            Director                      February 1, 1999
-------------------------                                   -----------------
Julian A. Lerner                                                 Date


David J. Teece *              Director                      February 1, 1999
-------------------------                                   -----------------
David J. Teece                                                   Date



*By /s/Larry E. LaCasse
-------------------------
Larry E. LaCasse,
Attorney-in-Fact
Pursuant to Power of Attorney
filed herewith.